As filed with the Securities and Exchange Commission on July 19, 2013

File No. 333-

File No. 811-10491

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No.
☐	Post-Effective Amendment No.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☒	Amendment No. 11

(Check appropriate box or boxes)

Nuveen Real Estate Income Fund

(Exact name of Registrant as Specified in Charter)

333 West Wacker Drive, Chicago, Illinois 60606

(Address of Principal Executive Offices

(Number, Street, City, State, Zip Code)

(800) 257-8787

(Registrant’s Telephone Number, including Area Code)

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies to:

Thomas S. Harman

Bingham McCutchen LLP

2020 K Street NW

Washington, DC 20006-1806

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box)

☐  When declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common Shares, $0.01 par value	1,000 Shares	$12.10	$12,100	$1.65

(1)	Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) under the Securities Act of 1933 based on the average of the high and low sales prices of the shares of beneficial interest on July 16, 2013 as reported on the NYSE MKT.
(2)	Transmitted prior to filing.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 19, 2013

PROSPECTUS

7.1 Million Common Shares

Nuveen Real Estate Income Fund

Nuveen Real Estate Income Fund (the “Fund”) is a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide high current income. The Fund’s secondary investment objective is capital appreciation. Under normal circumstances, the Fund invests at least 90% of its Managed Assets (as defined below under “Portfolio Contents”) in income producing securities issued by real estate companies. The Fund cannot assure you that it will achieve its investment objectives.

Investing in the Fund’s Common Shares involves certain risks that are described in the “Risk Factors” section of this Prospectus (the “Prospectus”).

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

You should read this Prospectus, which contains important information about the Fund, before deciding whether to invest and retain it for future reference. A Statement of Additional Information dated             , 2013 (the “SAI”) containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. You may request a free copy of the SAI, the table of contents of which is on the last page of this Prospectus, annual and semi-annual reports to shareholders and other information about the Fund, and make shareholder inquiries by calling (800) 257-8787, by writing to the Fund or from the Fund’s website (http://www.nuveen.com). The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. You also may obtain a copy of the SAI (and other information regarding the Fund) from the SEC’s web site (http://www.sec.gov).

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Portfolio Contents.    Under normal circumstances, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks, convertible securities and debt securities issued by real estate companies, such as real estate investment trusts (“REITs”) and foreign real estate investment companies (“REICs”); at least 80% of its total assets in income producing equity securities issued by REITs and REICs, excluding convertible securities; and up to 20% of its total assets in debt securities, including convertible debt securities issued or guaranteed by real estate companies. In addition, the Fund will not invest more than 25% of its total assets in non-investment grade preferred stocks, convertible preferred stocks and debt securities (commonly known as “junk bonds”); and not more than 10% of its total assets in illiquid real estate securities. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such instrument (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the portfolio managers. Securities of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal and are commonly referred to as junk bonds. The Fund currently employs financial leverage primarily through borrowing. “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of financial leverage through borrowing.

Adviser and Sub-Adviser.    Nuveen Fund Advisors, LLC, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation, including the use of leverage and hedging. Security Capital Research & Management Incorporated, the Fund’s sub-adviser, oversees the day-to-day investment operations of the Fund.

The minimum price on any day at which Common Shares may be sold will not be less than the current net asset value per share plus the per share amount of the commission to be paid to the Fund’s distributor, Nuveen Securities, LLC (“Nuveen Securities”). The Fund and Nuveen Securities will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price. The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions. For more information on how Common Shares may be sold, see the “Plan of Distribution” section of this Prospectus.

Common shares are listed on the NYSE MKT. The trading or “ticker” symbol of the Fund is “JRS.” The Fund’s closing price on the NYSE MKT on July 16, 2013 was $12.24.

The date of this Prospectus is         , 2013

You should rely only on the information contained or incorporated by reference into this Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. The Fund will update this Prospectus to reflect any material changes to the disclosures herein.

PROSPECTUS SUMMARY

This is only a summary. You should review the more detailed information contained elsewhere in this Prospectus and in the Statement of Additional Information (the “SAI”).

The Fund	Nuveen Real Estate Income Fund (the “Fund”) is a diversified, closed-end management investment company. See “The Fund.” The Fund’s common shares, $.01 par value per share (“Common Shares”), are traded on the NYSE MKT under the symbol “JRS.” See “Description of Shares.” As of May 31, 2013, the Fund had 28,765,794 Common Shares outstanding and net assets applicable to Common Shares of $320,861,766.

Investment Objectives and Policies	The Fund’s primary investment objective is to provide high current income. Capital appreciation is a secondary investment objective. The Fund cannot assure you that it will achieve its investment objectives. The Fund’s investment objectives and any investment policies identified as such are considered fundamental and may not be changed without shareholder approval.

Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks, preferred stocks, convertible securities and debt securities issued by real estate companies. The Fund’s policy of investing at least 90% of its Managed Assets in income-producing securities issued by real estate companies is not considered to be fundamental by the Fund and can be changed without a vote of the Common Shareholders. However, this policy may only be changed by the Fund’s Board of Trustees following the provision of 60 days’ prior written notice to Common Shareholders.

“Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of financial leverage through borrowing.

Under normal market conditions, the Fund will invest at least 90% of its total assets in income-producing common stocks, preferred stocks, convertible securities and debt securities issued by real estate companies, such as real estate investment trusts (“REITs”) and foreign real estate investment companies (“REICs”). At least 80% of the Fund’s total assets will be invested in income-producing equity securities issued by REITs, excluding convertible securities, and substantially all of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

The preferred stocks, convertible preferred stocks and debt securities in which the Fund may invest are sometimes collectively referred to in this Prospectus as “Ratable Securities.” The Fund will not invest more than 25% of its total assets in Ratable Securities of below investment grade quality. Investment grade quality Ratable Securities are those that, at the time of investment, are rated by at least one nationally recognized statistical rating organization (“NRSRO”) within the four highest grades (Baa3 or BBB- or better by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s, a division of The McGraw-Hill Companies (“S&P”), or Fitch, Inc. (“Fitch”)) or unrated but judged to be of comparable quality. The Fund will not invest more than 10% of its total assets in illiquid real estate securities. The Fund will not enter into short sales or invest in derivatives, except as described in this Prospectus in connection with interest rate swap or interest rate cap transactions. See “The Fund’s Investments—Use of Leverage” and “—Interest Rate Transactions.” The Fund will not invest more than 10% of its total assets in the securities of any one issuer.

A real estate company generally derives at least 50% of its revenue from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate (or that has at least 50% of its assets invested in such real estate). A common type of real estate company, a REIT, is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.

Under normal circumstances, the Fund will invest at least 25% of its Managed Assets in securities of financial services companies. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, or real estate, including business development companies (“BDCs”) and REITs. For purposes of identifying companies in the financial services sector, the Fund will use industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Fund will consider such company as “in” the financial services sector.

See “The Fund’s Investments” and “Risk Factors.”

Investment Adviser	Nuveen Fund Advisors, LLC (“NFALLC”), the Fund’s investment adviser, is responsible for determining the Fund’s overall strategy and its implementation. NFALLC, a registered investment adviser, is a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). Founded in 1898, Nuveen Investments and its affiliates had approximately $224 billion in assets under management as of March 31, 2013. See “Management of the Fund—Investment Adviser, Sub-Adviser and Portfolio Managers.”

Sub-Adviser	Security Capital Research & Management Incorporated (“Security Capital”) is the Fund’s sub-adviser. Security Capital is a registered investment adviser and is a wholly-owned subsidiary of J.P. Morgan Chase & Co. See “Management of the Fund—Investment Adviser, Sub-Adviser and Portfolio Managers.”

Nuveen Securities, LLC (“Nuveen Securities”), a registered broker-dealer affiliate of NFALLC, is involved in the offering of the Fund’s Common Shares. See “Plan of Distribution—Distribution Through At-the-Market Transactions.”

Use of Leverage	The Fund employs financial leverage through borrowing (“Borrowing”). The Fund has entered into a $140,000,000 (maximum commitment amount) prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (“BNP”). On May 25, 2012, the Fund amended its prime brokerage facility with BNP and increased its maximum commitment amount from $111,000,000 to $140,000,000. As of December 31, 2012, the Fund’s outstanding balance on this Borrowing was $123,000,000. During the fiscal year ended December 31, 2012, the average daily balance outstanding and the average annual interest rate on this Borrowing were $118,245,902 and 1.28%, respectively. The Fund does not currently, but may in the future, issue preferred shares.

Leverage involves special risks. See “Risk Factors—Leverage Risk.” There is no assurance that the Fund’s leveraging strategy will be successful. Interest on Borrowings may be at a fixed or floating rate, but generally will be based on short-term rates. The Fund will seek to invest the proceeds of any future financial leverage in a manner consistent with the Fund’s investment objectives and policies. See “Use of Leverage.”

Offering Methods	The Fund may offer shares using one or more of the following methods: (i) at-the-market transactions through one or more broker-dealers that have entered into a selected dealer agreement with

Nuveen Securities, one of the Fund’s underwriters; (ii) through an underwriting syndicate; and (iii) through privately negotiated transactions between the Fund and specific investors. See “Plan of Distribution.”

Distribution Through At-the-Market Transactions. The Fund from time to time may issue and sell its Common Shares through Nuveen Securities, to certain broker-dealers that have entered into selected dealer agreements with Nuveen Securities. Currently, Nuveen Securities has entered into a selected dealer agreement with BB&T Capital Markets, a division of BB&T Securities, LLC (“BB&T Capital Markets”) pursuant to which BB&T Capital Markets will be acting as Nuveen Securities’ sub-placement agent with respect to at-the-market offerings of Common Shares. Common Shares will only be sold on such days as shall be agreed to by the Fund and Nuveen Securities. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE MKT, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per share plus the per share amount of the commission to be paid to Nuveen Securities. The Fund and Nuveen Securities will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen Securities with respect to sales of the Common Shares at a commission rate of up to 1.0% of the gross proceeds of the sale of Common Shares. Nuveen Securities will compensate broker-dealers participating in the offering at a rate of up to 0.8% of the gross sales proceeds of the sale of Common Shares sold by that broker-dealer. Settlements of Common Share sales will occur on the third business day following the date of sale.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen Securities may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), and the compensation of Nuveen Securities may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further Prospectus supplement, Nuveen Securities will act as underwriter on a reasonable efforts basis.

The offering of Common Shares pursuant to the Distribution Agreement (defined below under “Plan of Distribution—Distribution Through At-The-Market Transactions”) will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Distribution Agreement. The Fund and Nuveen Securities each have the right to terminate the Distribution Agreement in its discretion at any time. See “Plan of Distribution—Distribution Through At-The-Market Transactions.”

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

The Fund’s closing price on the NYSE MKT on July 16, 2013 was $12.24.

Distribution Through Underwriting Syndicates. The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen Securities and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 5% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen Securities in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 94% of the closing market price of the Fund’s Common Shares on the day prior to the offering date. See “Plan of Distribution—Distribution Through Underwriting Syndicates.”

Distribution Through Privately Negotiated Transactions. The Fund, through Nuveen Securities, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the investor seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Common Share or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s

Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis. See “Plan of Distribution—Distribution Through Privately Negotiated Transactions.”

Special Risk Considerations	Investment in the Fund involves special risk considerations, which are summarized below. The Fund is designed as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program. See “Risk Factors” for a more complete discussion of the special risk considerations of an investment in the Fund.

Investment and Market Risk. An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions. See “Risk Factors—Investment and Market Risk.”

Market Discount from Net Asset Value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. Proceeds from the sale of Common Shares in this offering will be reduced by shareholder transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the Common Shares at the time of any offering of Common Shares hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs borne by the Fund (estimated to be an additional 0.18% of the offering price assuming a Common Share offering price of $12.24 (the Fund’s closing price on the NYSE MKT on July 16, 2013)). The net asset value per Common Share will also be reduced by costs associated with any future issuances of Common Shares or preferred shares. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. See “Risk Factors—Market Discount from Net Asset Value.”

Common Stock Risk. The Fund will have exposure to common stocks. Common stocks have experienced significantly more volatility in returns and may significantly under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Real Estate Industry Concentration Risk. The Fund’s investments will be concentrated in the U.S. real estate industry. Because the Fund will be concentrated in such securities, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards the U.S. real estate industry may adversely affect the Fund, and the performance of the U.S. real estate industry may lag behind the broader market as a whole. Also, the Fund’s concentration in the U.S. real estate industry may subject the Fund to a variety of risks associated with such companies.

Real Estate Related Securities Risk.     Because the Fund concentrates its assets in the U.S. real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Internal Revenue Code of 1986, as amended

(the “Code”). There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses. For more information, see “Risk Factors.”

Preferred Stock Risk. Generally, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Foreign Securities Risk. The Fund may invest in REICs or other real estate securities of non-U.S. issuers or that are denominated in various foreign currencies or multinational currency units (“Foreign Securities”). Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return.

Foreign Currency Risk. Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. Dollar.

Inflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on preferred shares, if any, or interest payments on any Borrowings may increase. See “Risk Factors—Inflation Risk.”

Interest Rate Transaction Risk. The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest rate expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap which may result in a decline in the net assets value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See “Interest Rate Transactions.”

Leverage Risk. The use of financial leverage created through borrowing or any future issuance of preferred shares creates an opportunity for increased Common Share net income and returns, but also creates special risks for Common Shareholders. There is no assurance that the Fund’s leveraging strategy will be successful. The risk of loss attributable to the Fund’s use of leverage is borne by Common Shareholders. The Fund’s use of financial leverage can result in a greater decrease in net asset values in declining markets. The Fund’s use of financial leverage similarly can magnify the impact of changing market conditions on Common Share market prices. See “Risk Factors—Leverage Risk.”

The Fund has issued preferred shares in the past, but as of the date of this Prospectus, no preferred shares are outstanding. The Fund may again in the future issue certain types of preferred securities to increase the Fund’s leverage.

Furthermore, the amount of fees paid to NFALLC for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for NFALLC to leverage the Fund.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above and magnify the Fund’s leverage risk. See “Risk Factors—Leverage Risk” and “Use of Leverage.”

Below Investment Grade Risk.    The Fund may invest up to 25% of its total assets in securities that are rated below investment grade at the time of investment or that are unrated but judged by the portfolio managers to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration.

Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated instruments. The secondary market for lower rated instruments, including some senior loans, may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. Distressed and defaulted securities generally present the same risks as investments in below investment grade debt instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress. See “Risks—Below Investment Grade Risk.”

Interest Rate Risk. Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Longer-term debt securities are generally more sensitive to interest rate changes. The Fund’s investment in such securities means that the net asset value and market price of Common Shares may decline if market interest rates rise. Currently, market interest rates are at or near historically low levels. The Fund’s use of leverage, as described herein, will also tend to increase Common Share interest rate risk.

Concentration and Financial Services Sector Risk. The Fund’s investment in securities of financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Concentration of investments in financial services companies includes the following risks:

•	financial services companies may suffer a setback if regulators change the rules under which they operate;

•	unstable interest rates can have a disproportionate effect on the financial services sector;

•

financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector;

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies; and

•	financial services companies have been significantly and negatively affected by the downturn in the subprime mortgage lending market and the resulting impact on the world’s economies.

See “Risk Factors—Concentration and Financial Services Sector Risk.”

Legislation and Regulatory Risk. At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives. In addition, as new rules and regulations resulting from the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) are implemented and new international capital and liquidity requirements are introduced under the Basel III Accords (“Basel III”), the market may not react the way NFALLC or Security Capital expects. Whether the Fund achieves its investment objectives may depend on, among other things, whether NFALLC or Security Capital correctly forecast market reactions to this and other legislation. In the event NFALLC and Security Capital incorrectly forecast market reaction, the Fund may not achieve its investment objectives and a Common Shareholder’s shares may be worth less than his or her original investment.

Derivatives Risk, Including the Risk of Swaps. The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NFALLC and Security Capital correctly forecast market values, interest rates and other applicable factors. If NFALLC and Security Capital incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by NFALLC and Security Capital not only of the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. See “Risk Factors—Derivatives Risk, Including the Risk of Swaps,” “Risk Factors—Counterparty Risk,” “Interest Rate Transactions” and the SAI.

Counterparty Risk. Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships, including bankruptcy, as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. See “Risk Factors—Counterparty Risk.”

Reliance on Investment Adviser. The Fund is dependent upon services and resources provided by its investment adviser, NFALLC, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2014 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein, may generally have an adverse effect on the financial condition of Nuveen Investments.

Anti-Takeover Provisions. The Fund’s Declaration of Trust (the “Declaration”) and the Fund’s By-Laws (the “By-Laws”) include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust” and “Risk Factors—Anti-Takeover Provisions.”

Potential Conflicts of Interest Risk.    NFALLC and Security Capital each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, NFALLC and Security Capital may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Security Capital may have to allocate a limited investment opportunity among its clients, which include closed-end funds, open-end funds and other commingling funds. NFALLC and Security Capital have each adopted policies and procedures designed to address such situations and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which NFALLC and Security Capital address such conflicts, please see the SAI.

In addition, an investment in the Fund’s Common Shares raises other risks, which are more fully disclosed in the “Risk Factors” section of this Prospectus.

Distributions	The Fund will pay quarterly distributions stated in terms of a fixed cents per Common Share dividend rate that would be composed of, in addition to payments received from portfolio companies (REITs), supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing unrealized capital gains. Quarterly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund will seek to establish a distribution rate that roughly corresponds to NFALLC’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. NFALLC, in making such projections, may consider long-term historical returns and a variety of other factors.

Distributions can only be made after paying any interest and required principal payments on Borrowings, if any, and any accrued dividends to preferred shareholders, if any. The distribution policy recognizes that many investors are willing to accept the potentially higher asset value volatility of the Fund’s equity investments compared to fixed-income investments, preferring that a consistent level of cash distributions be available each month for reinvestment or other purposes of their choosing.

If, for any quarterly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years, when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.” See “Distributions” for additional information.

At the same time that it pays a quarterly distribution, the Fund will post on its website (www.nuveen.com/cef), and make available in written form to holders of its Common Shares a notice of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The Fund expects that it will provide this type of information primarily on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions, and because the Fund expects that the distributions’ tax characteristics will fairly reflect the economic basis of the funds’ distributions and returns. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) through its managed distributions or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain, his or her share of any retained gain, will be deemed to have paid his or her proportionate share of tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat any retained capital gain amount as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. Distributions treated as return of capital will reduce a shareholder’s basis in his or her Common Shares, which will generally result in an increase in the amount of gain (or decrease in the amount of loss) that the shareholder will recognize on his or her sale or other disposition of such Common Shares.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

Custodian and Transfer Agent	State Street Bank and Trust Company serves as custodian and transfer agent of the Fund’s assets. See “Custodian and Transfer Agent.”

Special Tax Considerations	Because the Fund’s portfolio income consists principally of dividend income from REITs, capital gain and interest income, the Fund does not expect a significant portion of its distributions to be eligible for treatment as “qualified dividend income,” which for noncorporate shareholders is taxed at favorable rates, or to be eligible for the 70% dividends received deduction for corporations. The Internal Revenue Service (the “IRS”) currently requires that a regulated investment company, which has two or more classes of stock, allocate to each such class proportionate amounts of each type of its income (such as ordinary income and capital gain) based upon the percentage of total dividends distributed to each class for the tax year. Accordingly, the Fund intends each year to allocate ordinary income dividends, capital gain dividends and other dividends between its Common Shares and preferred shares, if any, in proportion to the total dividends paid to each class during or with respect to such year. See “Tax Matters.”

Voting Rights	The Fund has issued preferred shares in the past, but as of the date of this Prospectus, no preferred shares are outstanding. The Fund may again in the future issue certain types of preferred securities to increase the Fund’s leverage. In that event, such preferred securities, voting as a separate class, would have the right to elect at least two trustees at all times and to elect a majority of the trustees in the event two full years’ dividends on the preferred shares are unpaid. In each case, the remaining trustees would be elected by holders of Common Shares and preferred shares, voting together as a single class. The holders of preferred shares would vote as a separate class or classes on certain other matters as required under the Declaration, the Investment Company Act of 1940, as amended (“1940 Act”) and Massachusetts law. See “Description of Shares—Preferred Shares—Voting Rights” and “Certain Provisions in the Declaration of Trust.”

SUMMARY OF FUND EXPENSES

The table shows the expenses of the Fund as a percentage of the average net assets applicable to Common Shares, and not as a percentage of total assets or Managed Assets.

Shareholder Transaction Expenses (as a percentage of offering price)
Maximum Sales Charge	4.00%
Offering Costs Borne by the Fund(1)	0.18%

As a Percentage of Net Assets Attributable to Common Shares(2)

Annual Expenses
Management Fees	1.21%
Interest Payments on Borrowings(3)	0.52%
Other Expenses(4)	0.13%

Total Annual Expenses	1.86%

(1)	Assuming a Common Share offering price of $12.24 (the Fund’s closing price on the NYSE MKT on July 16, 2013).
(2)	Stated as a percentage of average net assets attributable to Common Shares for the fiscal year ended December 31, 2012, adjusted to reflect the Fund’s current borrowing arrangement.
(3)	Interest Payments on Borrowings have been restated using current fees and borrowings outstanding as if they had been in effect during the previous fiscal year and excludes a one-time expense related to the increase in maximum commitment amount which increased actual expenses for the most recent fiscal year. Interest Payments on Borrowings are estimated and assume an annual interest rate of 1.12% on a $137,500,000 borrowing and an annual fee of 0.50% on an undrawn balance of $2,500,000. The actual Interest Payments on Borrowings incurred in the future may be higher or lower.
(4)	Other Expenses are estimated based on actual expenses from the prior fiscal year.

The purpose of the table above is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly. See “Management of the Fund—Investment Adviser and Sub-Adviser.”

Examples

The following examples illustrate the expenses (including the applicable transaction fees, if any, and estimated offering costs of $1.80) that a shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. Each example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Total Annual Expenses, as provided above, remain the same. The examples also assume a 5% annual return.(1)

Example # 1 (At-the-Market Transaction)

The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$30	$70	$111	$227

Example # 2 (Underwriting Syndicate Transaction)

The following example assumes a transaction fee of 4.00%, as a percentage of the offering price.

1 Year	3 Years	5 Years	10 Years
$60	$98	$138	$251

Example # 3 (Privately Negotiated Transaction)

The following example assumes there is no transaction fee.

1 Year	3 Years	5 Years	10 Years
$21	$60	$102	$219

The examples should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

(1)	The examples assume that all dividends and distributions are reinvested at Common Share net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

FINANCIAL HIGHLIGHTS

The following Financial Highlights table is intended to help a prospective investor understand the Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Common Share of the Fund. The total returns in the table represent the rate an investor would have earned or lost on an investment in Common Shares of the Fund (assuming reinvestment of all dividends). The information with respect to the fiscal year ended December 31, 2012 has been audited by Ernst & Young LLP, whose report for the fiscal year ended December 31, 2012, along with the financial statements of the Fund including the Financial Highlights for each of the periods indicated therein, are included in the Fund’s 2012 Annual Report. A copy of the 2012 Annual Report may be obtained from www.sec.gov or by visiting www.nuveen.com. The information contained in, or that can be accessed through, the Fund’s website is not part of this Prospectus. Past results are not indicative of future performance.

The following per share data and ratios have been derived from information provided in the financial statements.

Selected data for a Common share outstanding throughout each period:

	Year Ended December 31
	2012	2011	2010	2009
PER SHARE OPERATING PERFORMANCE
Beginning Common Share Net Asset Value	$9.64	$9.79	$8.10	$6.46

Investment Operations:
Net Investment Income (Loss) (a)	0.37	0.30	0.28	0.42
Net Realized/ Unrealized Gain (Loss) (f)	1.40	0.46	2.29	2.15
Distributions from Net Investment Income to Taxable Auctioned Preferred Shareholder (b)	0.00	0.00	0.00	0.00 *
Distributions from Accumulated Net Realized Gains to Taxable Auctioned Preferred Shareholders (b)	0.00	0.00	0.00	0.00

Total	1.77	0.76	2.57	2.57

Less Distributions:
From Net Investment Income to Common Shareholders	(0.92)	(0.91)	(0.88)	(0.41)
From Accumulated Net Realized Gains to Common Shareholders	0.00	0.00	0.00	0.00
Return of Capital to Common Shareholders	0.00	0.00	0.00	(0.52)

Total	(0.92)	(0.91)	(0.88)	(0.93)

Borrowing Costs and Taxable Auctioned Preferred Share Underwriting Discounts	0.00	0.00	0.00	0.00
Ending Common Share Net Asset Value	$10.49	$9.64	$9.79	$8.10

Ending Market Value	$10.48	$10.44	$10.11	$8.08
Total Returns:
Based on Market Value (c)	9.25%	13.11%	37.51%	87.05%
Based on Common Share Net Asset Value (c)	18.63%	8.18%	32.98%	46.80%

RATIOS/SUPPLEMENTAL DATA
Ending Net Assets Applicable to Common Shares (000)	$301,207	$275,750	$279,071	$230,325

Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement (d):
Expenses	1.90%	1.74%	1.60%	1.66%
Net Investment Income (Loss)	3.56%	2.95%	2.95%	6.61%
Ratios to Average Net Assets Applicable to Common Shares After Reimbursement (d)(e):
Expenses	N/A	1.65%	1.48%	1.47%
Net Investment Income (Loss)	N/A	3.04%	3.07%	6.79%
Portfolio Turnover Rate	54%	49%	58%	74%
Taxable Auctioned Preferred Shares at End of Period:
Aggregate Amount Outstanding (000)	$—	$—	$—	$—
Liquidation Value Per Share	$—	$—	$—	$—
Asset Coverage Per Share	$—	$—	$—	$—
Borrowings at the End of Period:
Aggregate Amount Outstanding (000)	$123,000	$111,000	$64,710	$64,710
Asset Coverage Per $1,000	$3,449	$3,484	$5,313	$4,559

Year Ended December 31						Year Ended October 31
2008	2007	2006	2005	2004(h)	2003(i)	2003

$16.84	$26.44	$22.38	$22.46	$18.57	$17.30	13.56

0.75	0.73	1.01	0.84	0.88	0.12	0.85
(9.18)	(7.64)	5.40	0.93	4.56	1.38	4.38
(0.16)	(0.05)	(0.14)	(0.03)	(0.05)	(0.01)	(0.05)
0.00	(0.36)	(0.21)	(0.16)	(0.04)	0.00	(0.02)

(8.59)	(7.32)	6.06	1.58	5.35	1.49	5.16

(0.55)	(0.69)	(1.35)	(0.29)	(0.69)	(0.01)	(0.97)
0.00	(1.59)	(0.62)	(1.37)	(0.63)	(0.08)	(0.41)
(1.24)	0.00	0.00	0.00	(0.14)	(0.13)	(0.04)

(1.79)	(2.28)	(1.97)	(1.66)	(1.46)	(0.22)	(1.42)

0.00 *	0.00	(0.03)	0.00	0.00	0.00	0.00
$6.46	$16.84	$26.44	$22.38	$22.46	$18.57	$17.30

$5.08	$15.88	$28.48	$19.99	$20.75	$18.73	$17.81

(62.13)%	(38.06)%	54.49%	4.75%	19.80%	6.49%	35.40%
(55.79)%	(29.30)%	27.87%	7.42%	30.12%	8.69%	39.80%

$183,168	$476,504	$745,119	$629,649	$631,979	$522,576	$486,814

2.55%	2.03%	1.54%	1.28%	1.34%	2.31%**	2.51%
5.03%	2.71%	3.74%	3.46%	4.13%	4.07%**	5.17%

2.24%	1.68%	1.15%	0.90%	0.94%	1.91%**	2.09%
5.33%	3.06%	4.13%	3.85%	4.52%	4.47%**	5.59%
20%	44%	25%	13%	14%	2%	26%

$37,000	$222,000	$222,000	$172,000	$172,000	$172,000	$172,000
$25,000	$25,000	$25,000	$25,000	$25,000	$25,000	$25,000
$148,762	$78,660	$108,910	$116,519	$116,857	$100,956	$95,758

$25,000	$70,000	$70,000	$—	$—	$—	$—
$9,807	$10,979	$14,816	$—	$—	$—	$—

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	The amounts shown are based on common share equivalents.
(c)	Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
Total Return Based on Common Share Net Asset Value is the combination of changes in common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
The Fund elected to retain a portion of its realized long-term capital gains for the following tax years ended December 31, (which is the fiscal year for the Fund) and pay required federal corporate income taxes on these amounts. As reported on Form 2439, common shareholders on record date must include their pro-rata share of these gains on their applicable federal tax returns, and are entitled to take their offsetting tax credits, for their pro-rata share of the taxes paid by the Fund. The standardized total returns shown above do not include the economic benefit to common shareholders on record date of these tax credits/refunds. The Fund’s corresponding Total Returns Based on Market Value and Common Share Net Asset Value when these benefits are included are as follows:

	Total Returns
Year Ended 12/31:	Common Shareholders of Record on	Based on Market Value	Based on Common Share Net Asset Value
2012	N/A	9.25%	18.63%
2011	N/A	13.11%	8.18%
2010	N/A	37.51%	32.98%
2009	N/A	87.05%	46.80%
2008	N/A	(62.13)%	(55.79)%
2007	31-Dec	(33.51)%	(24.40)%
2006	29-Dec	57.50%	30.56%
2005	N/A	4.75%	7.42%
2004 (h)	N/A	19.80%	30.12%
2003 (i)	N/A	6.49%	8.69%

Year Ended 10/31:
2003	N/A	35.40%	39.80%

(d)	Ratios do not reflect the effect of dividend payments to Taxable Auctioned Preferred shareholders, where applicable.
Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Taxable Auctioned Preferred shares and/or borrowings, where applicable.

•	Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Ratios of Borrowings Interest Expense to Average Net Assets Applicable to Common Shares(g)

Year Ended 12/31:
2012	0.56%
2011	0.42
2010	0.35
2009	0.41
2008	0.91
2007	0.57
2006	0.21
2005	—
2004 (h)	—
2003 (i)	—

Year Ended 10/31:
2003	—

For periods ended prior to December 31, 2004, each ratio included the effect of the net interest expense incurred on interest rate swap transactions as follows:

Year Ended 12/31:
2003 (i)	.91	**

Year Ended 10/31:
2003	1.03

(e)	After expense reimbursement from the Adviser, where applicable. As of November 30, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.
(f)	Net of federal corporate income taxes on long-term capital gains retained by the Fund of $1.21 and $0.56 per share for the fiscal years ended December 31, 2007 and December 31, 2006, respectively.
(g)	Borrowings Interest Expense includes amortization of borrowing costs. Borrowing costs were fully amortized and expensed as of December 31, 2008.
(h)	For the fiscal year ended December 31, 2004, the Fund changed its method of presentation for net interest expense on interest rate swap transactions. The effect of this reclassification was to increase Net Investment Income by $0.15 per share with a corresponding decrease in Net Realized/Unrealized Gain(Loss), a decrease in each of the Ratios of Expenses to Average Net Assets Applicable to Common Shares by 0.77% with a corresponding increase in each of the Ratios of the Net Investment Income to Average Net Assets Applicable to Common Shares.
(i)	For the period November 1, 2003 through December 31, 2003.
*	Rounds to less than $.01 per share.
**	Annualized.
N/A	Fund no longer has a contractual reimbursement agreement with the Adviser; the Fund had no retained capital gains for the tax years ended December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008, or for the tax years ended prior to December 31, 2006.

TRADING AND NET ASSET VALUE INFORMATION

The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares as reported as of the end of the day on the NYSE MKT, (ii) the high and low net asset values of the Common Shares, and (iii) the high and low of the premium/(discount) to net asset value (expressed as a percentage) of the Common Shares.

	Price		Net Asset Value		Premium/(Discount)
Fiscal Quarter Ended	High	Low	High	Low	High	Low
June 2013	$13.80	$10.78	$12.15	$10.14	15.19%	1.63%
March 2013	$12.51	$10.80	$11.18	$10.61	13.38%	1.79%
December 2012	$11.70	$9.79	$10.73	$10.09	11.64%	(2.97)%
September 2012	$11.94	$10.98	$11.02	$10.46	10.86%	1.94%
June 2012	$11.36	$10.38	$10.85	$10.03	8.72%	0.97%
March 2012	$11.66	$10.24	$10.51	$9.56	11.15%	3.43%
December 2011	$10.46	$8.44	$9.83	$8.31	8.39%	(1.17)%
September 2011	$11.91	$8.51	$10.70	$8.28	11.41%	0.45%
June 2011	$12.04	$10.51	$10.75	$9.89	13.39%	5.73%
March 2011	$10.96	$9.95	$10.48	$9.71	9.25%	(0.24)%

The net asset value per share, the market price and percentage of premium/(discount) to net asset value per Common Share on July 16, 2013 was $11.06, $12.24 and 10.67%, respectively. As of May 31, 2013, the Fund had 28,765,794 Common Shares outstanding and net assets applicable to Common Shares of $320,861,766. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

THE FUND

The Fund is a diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Massachusetts business trust on August 27, 2001, pursuant to the Declaration and governed by the laws of the Commonwealth of Massachusetts. On November 20, 2001, the Fund issued an aggregate of 24,700,000 Common Shares of beneficial interest, par value $0.01 per share, pursuant to the initial public offering thereof. On December 7, 2001, the Fund issued an additional 3,400,000 Common Shares in connection with partial exercises by the underwriters of their over-allotment option. The Fund’s Common Shares are listed on the NYSE MKT under the symbol “JRS.” The Fund’s principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787.

The following provides information about the Fund’s outstanding Common Shares as of May 31, 2013:

Title of Class	Amount Authorized	Amount held by the Fund or for its Account	Amount Outstanding
Common	unlimited	0	28,765,794

USE OF PROCEEDS

The net proceeds from the issuance of Common Shares hereunder will be used by the Fund to invest in securities in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objectives and policies within three months from the month in which the proceeds from an offering are received by the Fund. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high-quality, short-term money market instruments. See “Risk Factors—Leverage Risk” and “Use of Leverage.”

THE FUND’S INVESTMENTS

Investment Objectives

The Fund’s primary investment objective is to provide high current income. Capital appreciation is a secondary investment objective. The Fund has a policy of concentrating its investments in the U.S. real estate industry and not in any other industry. There can be no assurance that the Fund’s investment objectives will be achieved.

Under normal circumstances, the Fund:

•

will invest at least 90% of its total assets in income producing equity and debt securities of real estate companies. These equity securities can consist of (i) common stocks, (ii) preferred stocks, (iii) rights or warrants to purchase common stocks and preferred stocks, and (iv) convertible securities;

•	will invest at least 80% of its total assets in income producing equity securities issued by REITs, excluding convertible securities; and

•	may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

Substantially all of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets.

The actual percentage of common, preferred and convertible preferred stocks, rights and warrants and debt securities in the Fund’s portfolio may vary over time based on Security Capital’s assessment of market conditions.

The Fund will not invest more than 25% of its total assets in non-investment grade Ratable Securities. A security is considered investment grade quality if it is rated within the four highest letter grades (BBB or Baa or better) by at least one nationally recognized statistical rating organization (“NRSRO”) that rates such instrument (even if it is rated lower by another), or if it is unrated by any NRSRO but judged to be of comparable quality by the portfolio managers. See Appendix A in the SAI for a description of security ratings.

The Fund will not invest more than 10% of its total assets in illiquid real estate securities and will not invest more than 10% of its total assets in the securities of any one issuer.

The Fund will not enter into short sales or invest in derivatives, except as described in this Prospectus in connection with the interest rate swap or interest rate cap transactions. See “Use of Leverage” and “Interest Rate Transactions.”

The Fund cannot change its investment objectives without the approval of the holders of a “majority of the outstanding” Common Shares and preferred shares voting together as a single class, and of the holders of a “majority of the outstanding” preferred shares voting as a separate class. When used with respect to particular shares of the Fund, a “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less. See “Description of Shares—Preferred Shares—Voting Rights” and the SAI under “Description of Shares—Preferred Shares—Voting Rights” for additional information with respect to the voting rights of holders of preferred shares.

Investment Process

The organization and investment processes of Security Capital reflect its belief that superior investment results are achieved through a dedication to proprietary, fundamental research. Its investment process focuses on three fundamental research disciplines that it believes play an important role in the performance and pricing of real estate companies:

•	real estate research;

•	company analysis; and

•	market strategy.

These are highly specialized disciplines and each impacts the performance of real estate companies and the ultimate pricing of their securities. The investment process integrates these three disciplines under the broad direction of Security Capital’s Portfolio Management Committee, the decision-making body for investment strategies.

Real Estate Research.    Research analysts focus on understanding the market pressures and factors that affect rent growth, occupancy and development. This understanding provides perspectives on future supply and demand trends for property types in various markets and the relative impact for different companies.

Company Analysis.    Investment analysts focus on analyzing real estate companies within Security Capital’s defined universe of investments and modeling their cash flow potential. They form a complete assessment of the company’s assets, operating management team and strategies through company and property visits, careful scrutiny of regulatory filings and fieldwork. The recurring output of the investment analysts includes a detailed five-year cash flow forecast, an analysis of net asset value and a detailed qualitative assessment of a company.

Market Strategy.    Market strategy focuses on establishing appropriate cost of capital thresholds for pricing real estate companies in Security Capital’s coverage universe of the companies. This effort requires consideration of the risks underlying securities as well as the appetite for and pricing of risk in the broader equity and capital markets. With this understanding, discount rates and terminal multiples are set that govern the key discounted cash flow models and other valuation models employed. The definition and execution of trading strategies is also an important part of market strategy.

Portfolio Construction.    All investment decisions are directed by a committee of senior investment professionals—the Portfolio Management Committee. The Committee meets formally on a daily basis and informally throughout the week to evaluate emerging real estate research and company analysis, as well as key recurring reports, to create price forecasts to produce a target portfolio for the Fund. This target portfolio integrates the critical real estate and capital market expertise that helps to identify the most attractive investment opportunities.

PORTFOLIO COMPOSITION

The Fund’s portfolio is composed principally of the following investments. A more detailed description of the Fund’s investment policies and restrictions and more detailed information about the Fund’s portfolio investments are contained in the SAI.

Real Estate Companies.    Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks, convertible securities and debt securities issued by real estate companies, such as REITs. For purposes of the Fund’s investment policies, a real estate company is a company that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

•	has at least 50% of its assets in such real estate.

Real Estate Investment Trusts (REITs).    Under normal market conditions, the Fund will invest at least 80% of its total assets in income producing equity securities issued by REITs, excluding convertible securities. A REIT is a real estate company that pools investors’ funds for investment primarily in income producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distribute to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Code. As a result, REITs tend to pay relatively higher dividends than other types of companies, and the Fund intends to use these REIT dividends in an effort to meet the high current income goal of its investment objectives.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs.

Non-U.S. Real Estate Companies (REICs).    The Fund will invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Preferred Stocks.    The Fund may invest in preferred stocks issued by real estate companies. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

Debt Securities.    The Fund may invest up to 20% of its total assets in debt securities, including convertible debt securities, issued or guaranteed by real estate companies.

Foreign Securities.    The Fund may invest up to 25% of its total assets in Foreign Securities, including securities denominated in foreign currencies or in multinational currency units. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Below Investment Grade Securities.    The Fund may invest up to 25% of its total assets in Ratable Securities that are rated below investment grade at the time of investment or that are unrated but judged by

Security Capital to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated instruments. The secondary market for lower rated instruments, including some senior loans, may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. The Fund may only invest in high yield securities that are rated CCC or higher by S&P, rated Caa or higher by Moody’s, or rated CCC or higher by Fitch, or unrated securities determined by Security Capital to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default as to payment of principal and interest and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix A of the SAI.

Financial Services Company Securities.    Based on current market conditions, the Fund anticipates investing at least 25% of its Managed Assets in securities issued by financial services companies. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, or real estate, including BDCs and REITs. For purposes of identifying companies in the financial services sector, the Fund will use industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Fund will consider such company as “in” the financial services sector.

Illiquid Securities.    The Fund will not invest more than 10% of its total assets in illiquid real estate securities (i.e., securities that are not readily marketable). For this purpose, illiquid securities may include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act, that are deemed to be illiquid, and certain repurchase agreements. The privately negotiated subordinated loans to middle-market companies in which the Fund may invest are likely to be illiquid. The Board of Trustees or its delegate has the ultimate authority to determine which securities are liquid or illiquid for purposes of this 50% limitation. The Board of Trustees has delegated to the Advisers the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. No definitive liquidity criteria are used. The Board of Trustees has directed the Advisers when making liquidity determinations to look for such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the Issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, the Fund should be in a position where more than 50% of the value of its Managed Assets is invested in illiquid securities, including restricted securities that are not readily marketable, the Fund will take such steps as are deemed advisable, if any, to protect liquidity.

Limitations on the Use of Futures, Futures Options and Swaps.    Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act (“CEA”) and neither it nor NFALLC or Security Capital is currently subject to registration or regulation as such under the CEA with respect to the Fund. In February 2012, the Commodity Futures Trading Commission (“CFTC”) announced substantial amendments to certain exemptions, and to the conditions for reliance on those exemptions, from registration as a commodity pool operator. Under amendments to the exemption provided under CFTC Regulation 4.5, if the Fund uses futures, options on futures, or swaps other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). The CFTC amendments to Regulation 4.5 took effect on December 31, 2012, and the Fund intends to comply with amended Regulation 4.5’s requirements such that NFALLC and/or Security Capital will not be required to register with respect to the Fund as a commodity pool operator with the CFTC. The Fund reserves the right to engage in transactions involving futures, options thereon and swaps to the extent allowed by CFTC regulations in effect from time to time and in accordance with the Fund’s policies. The requirements for qualification as a regulated investment company may limit the extent to which the Fund may enter into futures transactions, engage in options transactions or engage in swap transactions.

Defensive Position.    Upon Security Capital’s recommendation, during temporary defensive periods and in order to keep the Fund’s cash fully invested, including the period during which the net proceeds of an offering are being invested, the Fund may deviate from its investment objectives and invest all or any portion of its net assets in investment grade debt securities, without regard to whether the issuer is a real estate company. In such a case, the Fund may not pursue or achieve its investment objectives.

Other Investments.    The Fund’s cash reserves, held to provide sufficient flexibility to take advantage of new opportunities for investments and for other cash needs, are invested in money market instruments. Money market instruments in which the Fund may invest its cash reserves will generally consist of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and such obligations which are subject to repurchase agreements and commercial paper. See “Investment Policies and Techniques” in the SAI.

Other Investment Companies.    The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund may invest in investment companies that are advised by the NFALLC, Security Capital or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for, and currently does not intend to apply for, such relief. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Security Capital will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the section entitled “Risk Factors,” the net asset value and market value of leveraged shares will be more volatile and the yield to Common Stockholders will tend to fluctuate more than the yield generated by unleveraged shares.

Portfolio Turnover.    The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 100%

under normal circumstances. For the fiscal year ended December 31, 2012, the Fund’s portfolio turnover rate was 54%. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of Security Capital, investment considerations warrant such action. A higher turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

The following table sets forth certain information with respect to the composition of the Fund’s securities as of December 31, 2012.

Portfolio Allocation*	Percent
Real Estate Investment Trust Common Stocks	60.0%
Real Estate Investment Trust Preferred Stocks	26.6%
Convertible Preferred Securities	8.4%
Short-Term Investments	3.7%
Convertible Bonds	1.3%

Total	100.0%

*	The relative percentages of the value of the investments attributable the securities could change over time as a result of rebalancing the Fund’s assets by Security Capital, market value fluctuations, issuance of additional shares and other events. Excluding investments in derivatives.

USE OF LEVERAGE

The amounts and forms of leverage used by the Fund may vary with prevailing market or economic conditions. The timing and terms of any leverage transactions is determined by the Fund’s Board of Trustees. The Fund employs financial leverage primarily through borrowing. The Fund has entered into a $140,000,000 (maximum commitment amount) prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (“BNP”). On May 25, 2012, the Fund amended its prime brokerage facility with BNP and increased its maximum commitment amount from $111,000,000 to $140,000,000. As of December 31, 2012, the Fund’s outstanding balance on this Borrowing was $123,000,000. During the fiscal year ended December 31, 2012, the average daily balance outstanding and the average annual interest rate on this Borrowing were $118,245,902 and 1.28%, respectively. The Fund borrows money at rates generally available to institutional investors. The timing and terms of any leverage transactions is determined by the Fund’s Board of Trustees. Following an offering of additional Common Shares from time to time, the Fund’s leverage ratio will decrease as a result of the increase in net assets attributable to Common Shares. The Fund’s leverage ratio may decline further to the extent that the net proceeds of an offering of Common Shares are used to reduce the Fund’s financial leverage. A lower leverage ratio may result in lower (higher) returns to Common Shareholders over a period of time to the extent that net returns on the Fund’s investment portfolio exceed (fall below) its cost of leverage over that period, which lower (higher) returns may impact the level of the Fund’s distributions. See “Risk Factors—Leverage Risk.”

The Fund has issued preferred shares in the past, but as of the date of this Prospectus no preferred shares are outstanding. The Fund may again in the future issue certain types of preferred securities to increase the Fund’s leverage.

Borrowings and preferred shares, if any, will have seniority over the Common Shares. Leverage involves special risks. There is no assurance that the Fund’s leveraging strategy will be successful. The Fund will seek to invest the proceeds from financial leverage in a manner consistent with the Fund’s objectives and policies.

The Fund anticipates that the financing costs of the instruments used to create its leverage will be based upon short-term adjustable rates that are reset periodically. So long as the Fund’s portfolio is invested in securities that provide a higher rate of return than the Fund’s cost of leverage (after taking expenses into consideration), the leverage will cause you to receive a higher current rate of return than if the Fund were not leveraged.

Changes in the value of the Fund’s portfolio, including costs attributable to Borrowings or preferred shares, if any, will be borne entirely by the Common Shareholders. If there is a net decrease (or increase) in the value of the Fund’s investment portfolio, the leverage will decrease (or increase) the net asset value per Common Share to a greater extent than if the Fund were not leveraged.

Given the current economic and debt market environment with historically low short-term to intermediate-term interest rates, the Fund may use derivatives such as interest rate swaps, with terms that may range from one to seven years, to fix the effective rate paid on a significant portion of the Fund’s leverage. The interest rate swap program will seek to achieve potentially lower leverage costs over an extended period. This strategy would enhance Common Shareholder returns if short-term interest rates were to rise over time to exceed on average the effective fixed interest rate for that time period. This strategy, however, would add to effective leverage costs immediately (because the effective swap costs would likely be higher than current benchmark adjustable short term rates) and would increase overall leverage costs over the entirety of any such time period, in the event that short-term interest rates do not rise sufficiently during the period to exceed on average the effective fixed interest rate for that time period.

The Fund pays NFALLC (which in turn pays a portion of its fees to Security Capital) a management fee based on a percentage of net assets. Net assets for this purpose includes the proceeds realized from the Fund’s use of financial leverage. See “Management of the Fund—Investment Management and Sub-Advisory Agreements.” NFALLC will base its decision whether and how much to leverage the Fund based solely on its assessment of whether such use of leverage will advance the Fund’s investment objectives. NFALLC and Security Capital will be responsible for using leverage to achieve the Fund’s investment objectives. However, the fact that a decision to increase the Fund’s leverage will have the effect of increasing net assets and therefore NFALLC’s management fee means that NFALLC may have an incentive to increase the Fund’s use of leverage. NFALLC and Security Capitalwill seek to manage that incentive by only increasing the Fund’s use of leverage when they determine that such increase is consistent with the Fund’s investment objectives, and by periodically reviewing the Fund’s performance and use of leverage with the Fund’s Board of Trustees.

Under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by commercial paper, notes or borrowings, is at least 300% of such principal amount. If the Fund borrows, the Fund intends, to the extent possible, to prepay all or a portion of the principal amount of any outstanding commercial paper, notes or borrowing to the extent necessary in order to maintain the required asset coverage. Failure to maintain certain asset coverage requirements could result in an event of default and entitle the debt holders to elect a majority of the Board of Trustees.

Under the 1940 Act, the Fund is not permitted to issue preferred shares unless immediately after such issuance, the value of the Fund’s asset coverage is at least 200% of the liquidation value of the outstanding preferred shares (i.e., such liquidation value may not exceed 50% of the Fund’s asset coverage). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund’s asset coverage less liabilities other than borrowings is at least 200% of such liquidation value. If preferred shares are issued in the future, the Fund intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares. Though it does not currently, if the Fund were to have preferred shares outstanding, two of the Fund’s trustees would be elected by the holders of preferred shares, voting separately as a class. The remaining trustees of the Fund would be elected by holders of Common Shares and preferred shares voting together as a single class. In the event the Fund would fail to pay dividends on preferred shares for two years, preferred shareholders would be entitled to elect a majority of the trustees of the Fund.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more rating agencies that may issue ratings for commercial paper or notes, preferred shares, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede NFALLC from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the rating agencies or lenders would impede its ability to meet its investment objective, or if the Fund is unable to obtain the rating on borrowings (expected to be at least AA/Aa or the equivalent short-term ratings) or preferred shares (also expected to be at least AA/Aa), the Fund will not incur borrowings or issue preferred shares.

Assuming the utilization of leverage through borrowings in the aggregate amount of approximately         % of the Fund’s Managed Assets, at a combined interest or payment rate of         % payable on such leverage, the income generated by the Fund’s portfolio (net of non-leverage expenses) must exceed         % in order to cover such interest or payment rates and other expenses specifically related to borrowing. Of course, these numbers are merely estimates, used for illustration. Actual interest or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio net of expenses) at the assumed portfolio total return rates provided in the table. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table further reflects the use of Borrowings representing         % of the Fund’s total capital and the Fund’s currently projected annual dividend rate, borrowing interest rate or payment rate set by an interest rate transaction of         %. See “Risk Factors—Leverage Risk” and “Use of Leverage.”

Assumed Portfolio Total Return	-10.00%	-5.00%	0.00%	5.00%	10.00%
Common Share Total Return	(16.73)%	(9.59)%	(2.45)%	4.69%	11.84%

Common Share total return is composed of two elements—the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying interest on any borrowings) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than capital appreciation.

RISK FACTORS

Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in Common Shares.

General Risks Of Investing In The Fund

Investment and Market Risk.    An investment in the Fund’s Common Shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in Common Shares represents an indirect investment in the securities owned by the Fund, substantially all of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Common Stock Risk.    The Fund will have exposure to common stocks. Common stocks have experienced significantly more volatility in returns and may significantly under-perform relative to fixed-income securities during certain periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the price of common stocks is sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Real Estate Industry Concentration Risk.    The Fund’s investments will be concentrated in the U.S. real estate industry. Because the Fund will be concentrated in such securities, it may be subject to more risks than if it were broadly diversified across the economy. General changes in market sentiment towards the U.S. real estate industry may adversely affect the Fund, and the performance of the U.S. real estate industry may lag behind the broader market as a whole. Also, the Fund’s concentration in the U.S. real estate industry may subject the Fund to a variety of risks associated with such companies.

General Risks of Securities Linked to the Real Estate Market.    The Fund will not invest in real estate directly, but only in securities issued by real estate companies, including REITs and REICs. However, because of the Fund’s policy of concentration in the securities of companies in the real estate industry, it is also subject to the risks associated with the direct ownership of real estate. These risks include:

•	declines in the value of real estate

•	risks related to general and local economic conditions

•	possible lack of availability of mortgage funds

•	overbuilding

•	extended vacancies of properties

•	increased competition

•	increases in property taxes and operating expenses

•	changes in zoning laws

•	losses due to costs resulting from the clean-up of environmental problems

•	liability to third parties for damages resulting from environmental problems

•	casualty or condemnation losses

•	limitations on rents

•	changes in neighborhood values and the appeal of properties to tenants

•	changes in interest rates

Thus, the value of the Fund’s portfolio may change at different rates compared to the value of the portfolio of a registered investment company with investments in a mix of different industries and will depend on the general condition of the economy. An economic downturn could have a material adverse effect on the real estate markets and on real estate companies in which the Fund invests, which in turn could result in the Fund not achieving its investment objectives.

Real Estate Related Securities Risk.    Because the Fund concentrates its assets in the U.S. real estate industry, your investment in the Fund will be closely linked to the performance of the real estate markets. Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies which own and operate real estate directly, companies which lend to them, and companies which service the real estate industry. Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Internal Revenue Code of 1986, as amended (the “Code”). There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. Similarly, REITs formed under the laws of non-U.S. countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata portion of the REIT’s expenses.

Real Property.    Real property investments are also subject to risks which are specific to the investment sector or type of property in which the real estate companies are investing.

Retail Properties.    Retail properties are affected by the overall health of the economy. A retail property may be adversely affected by the growth of alternative forms of retailing, bankruptcy, decline in drawing power, a shift in consumer demand due to demographic changes and/or changes in consumer preference (for example, to discount retailers) and spending patterns. A retail property may also be adversely affected if an anchor or significant tenant ceases operation at such location, voluntarily or otherwise. Certain tenants at retail properties may be entitled to terminate their leases if an anchor tenant ceases operations at such property.

Office Properties.    Office properties generally require their owners to expend significant amounts for general capital improvements, tenant improvements and costs of reletting space. In addition, office properties that are not equipped to accommodate the needs of modern businesses may become functionally obsolete and thus non-competitive. Office properties may also be adversely affected if there is an economic decline in the businesses operated by their tenants. The risks of such an adverse effect is increased if the property revenue is dependent on a single tenant or if there is a significant concentration of tenants in a particular business or industry.

Hotel Properties.    The risks of hotel properties include, among other things, the necessity of a high level of continuing capital expenditures to keep necessary furniture, fixtures and equipment updated, competition from other hotels, increases in operating costs (which increases may not necessarily be offset in the future by increased room rates), dependence on business and commercial travelers and tourism, increases in fuel costs and other expenses of travel, changes to regulation of operating liquor and other licenses, and adverse effects of general and local economic conditions. Due to the fact that hotel rooms are generally rented for short periods of time, hotel properties tend to be more sensitive to adverse economic conditions and competition than many other commercial properties.

Also, hotels may be operated pursuant to franchise, management and operating agreements that may be terminable by the franchiser, the manager or the operator. Contrarily, it may be difficult to terminate an ineffective operator of a hotel property subsequent to a foreclosure of such property.

Healthcare Properties.    Healthcare properties and healthcare providers are affected by several significant factors, including federal, state and local laws governing licenses, certification, adequacy of care, pharmaceutical distribution, rates, equipment, personnel and other factors regarding operations; continued availability of revenue from government reimbursement programs (primarily Medicaid and Medicare); and competition in terms of appearance, reputation, quality and cost of care with similar properties on a local and regional basis.

These governmental laws and regulations are subject to frequent and substantial changes resulting from legislation, adoption of rules and regulations, and administrative and judicial interpretations of existing law. Changes may also be applied retroactively and the timing of such changes cannot be predicted. The failure of any healthcare operator to comply with governmental laws and regulations may affect its ability to operate its facility or receive government reimbursement. In addition, in the event that a tenant is in default on its lease, a new operator or purchaser at a foreclosure sale will have to apply in its own right for all relevant licenses if such new operator does not already hold such licenses. There can be no assurance that such new licenses could be obtained, and consequently, there can be no assurance that any healthcare property subject to foreclosure will be disposed of in a timely manner.

Multifamily Properties.    The value and successful operation of a multifamily property may be affected by a number of factors such as the location of the property, the ability of management to provide adequate maintenance and insurance, types of services provided by the property, the level of mortgage rates, presence of competing properties, the relocation of tenants to new projects with better amenities, adverse economic conditions in the locale, the amount of rent charged, and oversupply of units due to new construction. In addition, multifamily properties may be subject to rent control laws or other laws affecting such properties, which could impact the future cash flows of such properties.

Other factors may contribute to the riskiness of real estate investments.

Development Issues.    Certain real estate companies may engage in the development or construction of real estate properties. These portfolio companies are exposed to a variety of risks inherent in real estate development and construction, such as the risk that there will be insufficient tenant demand to occupy newly-developed properties, and the risk that prices of construction materials or construction labor may rise materially during the development process.

Insurance Issues.    Certain of the real estate companies may, in connection with the issuance of securities, have disclosed that they carry comprehensive liability, fire, flood, extended coverage and rental loss insurance with policy specifications, limits and deductibles customarily carried for similar properties. However such insurance is not uniform among the portfolio companies. Moreover, there are certain types of extraordinary losses that may be uninsurable, or not economically insurable. Certain of the properties may be located in areas that are subject to earthquake activity for which insurance may not be maintained. Should a property sustain damage as a result of an earthquake, even if the portfolio company maintains earthquake insurance, the portfolio company may incur substantial losses due to insurance deductibles, co-payments on insured losses or uninsured losses. Should any type of uninsured loss occur, the portfolio company could lose its investment in, and anticipated profits and cash flows from, a number of properties and as a result, would impact the Fund’s investment performance.

Financial Leverage.    Real estate companies, including REITs, may be highly leveraged and financial covenants may affect the ability of those companies to operate effectively. The portfolio companies are subject to risks normally associated with debt financing. If the principal payments of a real estate company’s debt cannot be refinanced, extended or paid with proceeds from other capital transactions, such as new equity capital, the real estate company’s cash flow may not be sufficient to repay all maturing debt outstanding.

In addition, a portfolio company’s obligation to comply with financial covenants, such as debt-to-asset ratios and secured debt-to-total asset ratios, and other contractual obligations may restrict a REIT’s range of operating activity. A portfolio company, therefore, may be limited from incurring additional indebtedness, selling its assets and engaging in mergers or making acquisitions which may be beneficial to the operation of the REIT.

Preferred Stock Risk.    Generally, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Foreign Risk

Investing in Foreign Securities involves certain risks not involved in domestic investments, including, but not limited to:

•	future foreign economic, financial, political and social developments;

•	different legal systems;

•	the possible imposition of exchange controls or other foreign governmental laws or restrictions;

•	lower trading volume;

•	much greater price volatility and illiquidity of certain foreign securities markets;

•	different trading and settlement practices;

•	less governmental supervision;

•	regulatory changes;

•	changes in currency exchange rates;

•	high and volatile rates of inflation;

•	fluctuating interest rates;

•	less publicly available information; and

•	different accounting, auditing and financial record-keeping standards and requirements.

Investments in Foreign Securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Foreign Currency Risk.    Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. Dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline and the dividend payments on preferred shares, if any, or interest payments on any Borrowings may increase.

Interest Rate Transactions Risk

The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest rate expenses resulting from increasing short-term interest rates. A decline in interest rate may result in a decline in the value of the swap or cap which may result in a decline in the net assets value of the Fund. A sudden and dramatic decline in interest rates may result in a significant decline in the net asset value of the Fund. See “Interest Rate Transactions.”

Interest Rate Risk

Interest rate risk is the risk that fixed-income investments such as preferred stocks and debt securities, and to a lesser extent dividend-paying common stocks such as REIT common stocks, will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. Longer-term debt securities are generally more sensitive to interest rate changes. The Fund’s investment in such securities means that the net asset value and market price of Common Shares may decline if market interest rates rise. Currently, market interest rates are at or near historically low levels. The Fund’s use of leverage, as described herein, will also tend to increase Common Share interest rate risk.

Concentration and Financial Services Sector Risk

The Fund’s investment in securities issued by financial services companies makes the Fund more susceptible to adverse economic or regulatory occurrences affecting those companies. Concentration of investments in financial services companies includes the following risks:

•	financial services companies may suffer a setback if regulators change the rules under which they operate; unstable interest rates can have a disproportionate effect on the financial services sector;

•

financial services companies whose securities the Fund may purchase may themselves have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that sector;

•	financial services companies have been affected by increased competition, which could adversely affect the profitability or viability of such companies; and

•	financial services companies have been significantly and negatively affected by the downturn in the subprime mortgage lending market and the resulting impact on the world’s economies.

Convertible Securities Risk

Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. However, convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.

Derivatives Risk, Including the Risk of Swaps

The Fund’s use of derivatives involves risks different from, and possibly greater than, the risks associated with investing directly in the investments underlying the derivatives. Whether the Fund’s use of derivatives is successful will depend on, among other things, if NFALLC and Security Capital correctly forecast market values, interest rates and other applicable factors. If NFALLC and Security Capital incorrectly forecast these and other factors, the investment performance of the Fund will be unfavorably affected. In addition, the derivatives market is largely unregulated. It is possible that developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments.

The Fund may enter into debt-related derivatives instruments including credit default swap contracts and interest rate swaps. Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by NFALLC and Security Capital not only of the referenced asset, rate or index, but also of the swap itself. The derivatives market is subject to a changing regulatory environment. It is possible that regulatory or other developments in the derivatives market could adversely affect the Fund’s ability to successfully use derivative instruments. See “Risk Factors—Counterparty Risk,” “Hedging Transactions” and the SAI.

Counterparty Risk

Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit may affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have recently incurred significant losses and financial hardships, including bankruptcy, as a result of exposure to sub-prime mortgages and other lower quality credit investments that have experienced recent defaults or otherwise suffered extreme credit deterioration. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships.

Environmental Issues

In connection with the ownership (direct or indirect), operation, management and development of real properties that may contain hazardous or toxic substances, a portfolio company may be considered an owner or operator of such properties or as having arranged for the disposal or treatment of hazardous or toxic substances and, therefore, may be potentially liable for removal or remediation costs, as well as certain other costs, including governmental fines and liabilities for injuries to persons and property. The existence of any such material environmental liability could have a material adverse effect on the results of operations and cash flow of any such portfolio company and, as a result, the amount available to make distributions on the shares could be reduced.

Smaller Companies

Even the larger REITs and REICs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform in different cycles than larger company stocks. Accordingly, REIT and REIC shares can be more volatile than—and at times will perform differently from—large company stocks such as those found in the Dow Jones Industrial Average.

As of June 30, 2013, based upon the Wilshire U.S. Real Estate Securities Index, the market capitalization of REITs ranged from approximately $238 million to approximately $49 billion.

Tax Issues

REITs are subject to a highly technical and complex set of provisions in the Code. It is possible that the Fund may invest in a real estate company which purports to be a REIT but which fails to qualify as a REIT. In the event of any such unexpected failure to qualify as a REIT, the company would be subject to corporate-level taxation, significantly reducing the return to the Fund on its investment in such company. REITs could possibly fail to qualify for tax-free pass-through of income under the Code, or to maintain their exemptions from registration under the 1940 Act.

The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a creditor or lessor and may incur substantial costs associated with protecting its investments.

Interest Rate Transactions Risk

The Fund may enter into a swap or cap transaction to attempt to protect itself from increasing dividend or interest expenses resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the net asset value of the Fund. See “The Fund’s Investments—Interest Rate Transactions.”

Below Investment Grade Risk

The Fund may invest up to 25% of its total assets in securities that are rated below investment grade at the time of investment or that are unrated but judged by the portfolio managers to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated instruments. The secondary market for lower rated instruments, including some senior loans, may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. Distressed and defaulted securities generally present the same risks as investments in below investment grade debt instruments. However, in most cases, these risks are of a greater magnitude because of the uncertainties of investing in an issuer undergoing financial distress.

Market Disruption and Geopolitical Risk

Certain events have a disruptive effect on the securities markets, such as terrorist attacks (including the terrorist attacks in the United States on September 11, 2001), war and other geopolitical events, earthquakes, storms and other disasters. The Fund can not predict the effects of similar events in the future on the markets or economy of the U.S. or other countries. Disruptions of the financial markets could impact interest rates, auctions, secondary trading, ratings, credit risk, inflation and other factors affecting the Fund. In addition, the potential adverse impact on Fund service providers may affect the Fund’s operations, although the Fund is not aware at this time of significant operating difficulties at its service providers.

Recent Market Conditions.    The financial crisis in the U.S. and many foreign economies over the past several years, including the European sovereign debt and banking crises, has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. Liquidity in some markets has decreased; credit has become scarcer worldwide; and the values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen. These market conditions may continue or deteriorate further and may add significantly to the risk of short-term volatility in the Fund. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. Because the situation is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.

In response to the crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support the financial markets. Where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities.

The severity or duration of these conditions may also be affected by policy changes made by governments or quasi governmental organizations. Changes in market conditions will not have the same impact on all types of securities.

Leverage Risk

Leverage risk is the risk associated with the use of the Fund’s borrowings, outstanding preferred shares, if issued in the future, to leverage the Common Shares. There can be no assurance that the Fund’s leveraging strategy will be successful. Because the long-term interest securities in which the Fund invests generally pay fixed rates of interest while the Fund’s costs of leverage generally fluctuate with short- to intermediate-term yields, the incremental earnings from leverage will vary over time. However, the Fund may use derivatives, such as interest rate swaps, to fix the effective rate paid on all or a portion of the Fund’s leverage in an effort to lower leverage costs over an extended period. Accordingly, the Fund cannot assure you that the use of leverage will result in a higher yield or return to Common Shareholders. The income benefit from leverage will be reduced to the extent that the difference narrows between the net earnings on the Fund’s portfolio securities and its cost of leverage. The income benefit from leverage will increase to the extent that the difference widens between the net earnings on the Fund’s portfolio securities and its cost of leverage. If short- or intermediate-term rates rise, the Fund’s cost of leverage could exceed the fixed rate of return on longer-term bonds held by the Fund that were acquired during periods of lower interest rates, reducing returns to Common Shareholders. This could occur even if short- or intermediate-term and long-term interest rates rise. Because of the costs of leverage, the Fund may incur losses even if the Fund has positive returns, if they are not sufficient to cover the costs of leverage. The Fund’s cost of leverage includes expenses relating to the issuance and ongoing maintenance of any borrowings or the interest attributable to tender option bonds as well as any one-time costs (e.g., issuance costs) and ongoing fees and expenses associated with such leverage.

The risk of loss attributable to the Fund’s use of leverage is borne by Common Shareholders. The Fund’s use of financial leverage can result in a greater decrease in net asset values in declining markets. Furthermore, the amount of fees paid to NFALLC for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets—this may create an incentive for NFALLC to leverage the Fund. The Fund is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding borrowings, in order to be able to maintain the ability to declare and pay Common Share distributions and to maintain the rating of preferred shares, if issued in the future. In order to maintain required asset coverage levels, the Fund may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares, if any, or prepaying borrowings with the proceeds from portfolio transactions, at what might be an inopportune time in the market. Such actions could reduce the net earnings or returns to Common Shareholders over time.

The Fund may invest in the securities of other investment companies, which may themselves be leveraged and therefore present similar risks to those described above and magnify the Fund’s leverage risk.

Market Discount from Net Asset Value

Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value. The Fund cannot predict whether Common Shares will trade at, above or below net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of investment activities. Investors bear a risk of loss to the extent that the price at which they sell their shares is lower in relation to the Fund’s net asset value than at the time of purchase, assuming a stable net asset value. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes. Proceeds from the sale of Common Shares in this offering will be reduced by shareholder transaction costs (if applicable, which vary depending on the offering method used). Depending on the premium of the Common Shares at the time of any offering of Common Shares hereunder, the Fund’s net asset value may be reduced by an amount up to the offering costs borne by the Fund (estimated to be an additional 0.18% of the offering price assuming a Common Share offering price of $12.24 (the Fund’s closing price on the NYSE MKT on July 16, 2013)). The net asset value per Common Share will also be reduced by costs associated with any future issuances of Common Shares or preferred shares. The Common Shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for trading purposes.

Impact of Offering Methods Risk

The issuance of Common Shares through the various methods described in the Prospectus may have an adverse effect on prices in the secondary market for the Fund’s Common Shares by increasing the number of Common Shares available for sale. In addition, the Common Shares may be issued at a discount to the market price for such Common Shares, which may put downward pressure on the market price for Common Shares of the Fund.

Reliance on Investment Adviser

The Fund is dependent upon services and resources provided by its investment adviser, NFALLC, and therefore the investment adviser’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2014 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein, may generally have an adverse effect on the financial condition of Nuveen Investments.

Anti-Takeover Provisions

The Fund’s Declaration and the Fund’s By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See “Certain Provisions in the Declaration of Trust.”

Potential Conflicts of Interest Risk

NFALLC and Security Capital each provide a wide array of portfolio management and other asset management services to a mix of clients and may engage in ordinary course activities in which their respective interests or those of their clients may compete or conflict with those of the Fund. For example, NFALLC and Security Capital may provide investment management services to other funds and accounts that follow investment objectives similar to those of the Fund. In certain circumstances, and subject to its fiduciary obligations under the Investment Advisers Act of 1940, Security Capital may have to allocate a limited investment opportunity among its clients. NFALLC and Security Capital have each adopted policies and procedures designed to address such situations and other potential conflicts of interests. For additional information about potential conflicts of interest, and the way in which NFALLC and Security Capital address such conflicts, please see the SAI.

Certain Affiliations

Certain broker-dealers may be considered to be affiliated persons of the Fund, NFALLC, Nuveen Securities and/or Nuveen Investments. Absent an exemption from the SEC or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. The Fund has not applied for and does not currently intend to apply for such relief. This could limit the Fund’s ability to engage in securities transactions, purchase certain adjustable rate senior loans, if applicable, and take advantage of market opportunities. In addition, unless and until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

INTEREST RATE TRANSACTIONS

In connection with the Fund’s use of leverage through its Borrowings or sale of preferred shares, the Fund may enter into interest rate swap transactions that are intended to hedge the Fund’s payment obligations. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Borrowings or any preferred shares. The payment obligation is based on the notional amount of the swap.

The Fund may also enter into interest rate cap transaction, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on preferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NFALLC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NFALLC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to redeem some or all preferred shares, if any, or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

MANAGEMENT OF THE FUND

Trustees and Officers

The Board of Trustees is responsible for the management of the Fund, including supervision of the duties performed by NFALLC and Security Capital. The names and business addresses of the trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

Investment Adviser, Sub-Adviser and Portfolio Managers

Investment Adviser.    Nuveen Fund Advisors, LLC, the Fund’s investment adviser, offers advisory and investment management services to a broad range of mutual fund and closed-end fund clients. NFALLC is responsible for the Fund’s overall investment strategy and its implementation, including portfolio allocations, and the use of leverage and hedging. NFALLC is also responsible for the ongoing monitoring of Security Capital, managing the Nuveen Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. NFALLC is located at 333 West Wacker Drive, Chicago, IL 60606.

NFALLC is a wholly-owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $224 billion in assets under management as of March 31, 2013.

Sub-Adviser.    Security Capital Research & Management Incorporated, 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, is the sub-adviser to the Fund. Security Capital is a wholly-owned subsidiary of J.P. Morgan Chase & Co. Security Capital, which is registered as an investment adviser with the Securities and Exchange Commission, commenced operations in January 1995 and had approximately $4.6 billion in assets under management as of June 30, 2013.

Portfolio Management.    A team of full-time Security Capital professionals, working together as the Fund’s Portfolio Management Committee, is primarily responsible for overseeing the day-to-day operations of the Fund. The members of the Portfolio Management Committee are as follows:

Anthony R. Manno, Jr. is CEO, President and Chief Investment Officer of Security Capital. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 40 years of experience in the real estate investment business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

Kenneth D. Statz is a Managing Director and Senior Market Strategist of Security Capital where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 32 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

Kevin W. Bedell is a Managing Director of Security Capital where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 26 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund is provided in the SAI. The SAI is available free of charge by calling (800) 257-8787 or by visiting Nuveen’s website at http://www.nuveen.com/MF/resources/eReports.aspx. The information contained in, or that can be accessed through, the Fund’s website is not part of the Prospectus or the SAI.

Investment Management and Sub-Advisory Agreements

Investment Management Agreement.    Pursuant to an investment management agreement between NFALLC and the Fund (“Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the services and facilities provided by NFALLC, payable on a monthly basis, based on the sum of a fund-level fee and a complex-level fee, as described below.

Fund-Level Fee.    The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750%
For the next $500 million	0.6500%
For the next $500 million	0.6250%
For managed assets over $2 billion	0.6000%

Complex Level Fee.    The annual complex-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)	For the Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles).
(2)	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with NFALLC’s assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by NFALLC that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by NFALLC as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2013, the complex-level fee rate for the Fund was 0.1661%.

In addition to the fee of NFALLC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NFALLC or Security Capital), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any borrowings, expenses of issuing any preferred shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the basis for the Board of Trustees’ decision to renew the Investment Management Agreement for the Fund is available in the Fund’s semi-annual report to shareholders dated June 30 of each year.

Sub-Advisory Agreement.    Pursuant to the Sub-Advisory Agreement, Security Capital will receive from NFALLC a management fee equal to the portion specified below of the management fee payable by the Fund to NFALLC, payable on a monthly basis:

Average Daily Managed Assets	Percentage of Net Management Fee
Up to $125 million	50.0%
$125 million to $150 million	47.5%
$150 million to $175 million	45.0%
$175 million to $200 million	42.5%
$200 million and over	40.0%

A discussion regarding the basis for the Board of Trustees’ decision to renew the Sub-Advisory Agreement is available in the Fund’s semi-annual report to shareholders dated June 30 of each year.

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund’s Board of Trustees or its delegate.

Any swap transaction that the Fund enters into may, depending on the applicable interest rate environment, have a positive or negative value for purposes of calculating net asset value. Any cap transaction that the Fund enters into may, depending on the applicable interest rate environment, have no value or a positive value. In addition, accrued payments to the Fund under such transactions will be assets of the Fund and accrued payments by the Fund will be liabilities of the Fund.

For purposes of determining the net asset value of the Fund, readily marketable portfolio securities listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued by such method as the Board of Trustees shall determine in good faith to reflect its fair market value. Readily marketable securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (“NASDAQ”) National List are valued in a like manner. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment adviser to be over-the-counter, but excluding securities admitted to trading on the NASDAQ National List, are valued at the mean of the current bid and asked prices as reported by NASDAQ or, in the case of securities not quoted by NASDAQ, the National Quotation Bureau or such other comparable source as the Trustees deem appropriate to reflect their fair market value. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Board of Trustees to reflect the fair market value of such securities. The prices provided by a pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the Board of Trustees believes reflect most closely the value of such securities.

DISTRIBUTIONS

The Fund pays quarterly distributions stated in terms of a fixed cents per Common Share dividend rate that will be composed of, in addition to payments received from portfolio companies (REITs), supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing unrealized capital gains. Quarterly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund will seek to establish a distribution rate that roughly corresponds to NFALLC’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. NFALLC, in making such projections, may consider long-term historical returns and a variety of other factors. Distributions can only be made after paying any interest and required principal payments on Borrowings, if any, and any accrued dividends to preferred shareholders, if any. The distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of the Fund’s equity investments compared to fixed-income investment, but that prefer a consistent level of cash distributions be available each month for reinvestment or for other purposes of their choosing.

If, for any quarterly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years, when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

At the same time that it pays a monthly distribution, the Fund will post on its website (www.nuveen.com/cef), and make available in written form to holders of its Common Shares a notice of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The Fund expects that it will provide this type of information primarily on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions, and because the Fund expects that the distributions’ tax characteristics will fairly reflect the economic basis of the funds’ distributions and returns. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) through its managed distributions after making interest and required principal payments on Borrowings or paying any accrued dividends or making any redemption or liquidation payments to preferred shareholders or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain, his or her share of any retained gain, will be deemed to have paid his or her proportionate share of tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat any retained capital gain amount as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return of capital for tax purposes. Distributions treated as return of capital will reduce a shareholder’s basis in his or her Common Shares, which will generally result in an increase in the amount of gain (or decrease in the amount of loss) that the shareholder will recognize on his or her sale or other disposition of such Common Shares.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (“Plan”), you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent (defined below) in additional Common Shares under the Plan. You may elect to participate in the Plan by contacting Nuveen Investor Services at (800) 257-8787. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company as dividend paying agent (“Plan Agent”).

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the then current market price;

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE MKT or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3) If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan

Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a repurchase of your shares, the Fund (or its administrative agent) may be generally required to report to the Internal Revenue Service (“IRS”) and furnish to you cost basis and holding period information for Fund shares that you purchased on or after January 1, 2012 (“covered shares”).

For shares of the Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. In the absence of an election, the Plan will use first-in first-out (“FIFO”) methodology for tracking and reporting your cost basis on covered shares as its default cost basis method. The cost basis method you use may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. You should consult with your tax advisors to determine the best permitted cost basis method for your tax situation and to obtain more information about how the new cost basis reporting rules apply to you.

Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to State Street Bank and Trust Company, Attn: ComputerShare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071 or by calling (800) 257-8787.

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares offered under this Prospectus through

•	at-the-market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the expenses of the offering, including but not limited to, the expenses of preparation of the Prospectus and SAI for the offering and the expense of counsel and auditors of in connection with the offering.

Distribution Through At-The-Market Transactions

The Fund has entered into a distribution agreement with Nuveen Securities (“Distribution Agreement”), a form of which has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement. Subject to the terms and conditions of the Distribution Agreement, the Fund may from time to time issue and sell its Common Shares through Nuveen Securities to certain broker-dealers which have entered into selected dealer agreements with Nuveen Securities. Currently, Nuveen Securities has entered into a selected dealer agreement with BB&T Capital Markets, a division of BB&T Securities, LLC (“BB&T Capital Markets”), pursuant to which BB&T Capital Markets will be acting as Nuveen Securities’ sub-placement agent with respect to at-the-market offerings of Common Shares. A form of the selected dealer agreement has been filed as an exhibit to the Registration Statement of which this Prospectus is a part. The summary of the selected dealer agreement contained herein is qualified by reference to the selected dealer agreement.

Common Shares will only be sold on such days as shall be agreed to by the Fund and Nuveen Securities. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE MKT, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per Common Share plus the per share amount of the commission to be paid to Nuveen Securities. The Fund and Nuveen Securities will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen Securities with respect to sales of the Common Shares at a commission rate of up to 1.0% of the gross proceeds of the sale of Common Shares. Nuveen Securities will compensate broker-dealers participating in the offering at a rate of up to 0.8% of the gross proceeds of the sale of Common Shares sold by that broker-dealer. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen Securities may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of Nuveen Securities may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further prospectus supplement, Nuveen Securities will act as underwriter on a reasonable efforts basis.

The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Distribution Agreement. The Fund and Nuveen Securities each have the right to terminate the Distribution Agreement in its discretion at any time.

The Fund currently intends to distribute the shares offered pursuant to this Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to this Prospectus describing such transactions.

The Fund’s closing price on the NYSE MKT on July 16, 2013 was $12.24.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen Securities, one of the Fund’s underwriters, and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 5% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen Securities in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 91% of the closing market price of the Fund’s Common Shares on the day prior to the offering date.

Distribution Through Privately Negotiated Transactions

The Fund, through Nuveen Securities, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund will consider relevant factors, including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Common Share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

The principal business address of Nuveen Securities is 333 West Wacker Drive, Chicago, Illinois 60606.

DESCRIPTION OF SHARES

Common Shares

The Declaration authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and subject to the rights of preferred shares, if issued, and Borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights except as the Trustees may determine or rights to cumulative voting. Each whole Common Share has one vote with respect to matters upon which a shareholder vote is required, and each fractional share shall be entitled to a proportional fractional vote consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. Whenever the Fund incurs Borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such Borrowings has been paid and all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.

The Common Shares are listed on the NYSE MKT and trade under the symbol “JRS.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in real estate securities have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Borrowings

The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. The Fund has entered into a $140,000,000 (maximum commitment amount) prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (“BNP”). On May 25, 2012, the Fund amended its prime brokerage facility with BNP and increased its maximum commitment amount from $111,000,000 to $140,000,000. As of December 31, 2012, the Fund’s outstanding balance on this Borrowing was $123,000,000. During the fiscal year ended December 31, 2012, the average daily balance outstanding and the average annual interest rate on this Borrowing were $118,245,902 and 1.28%, respectively. The Fund borrows money at rates generally available to institutional investors. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of any such Borrowings over the stated interest rate.

Limitations.    Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference.    The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

Voting Rights.    The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s eligibility for treatment as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, will attempt to repay or restructure the Borrowings to preserve that eligibility. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency situations. See “Investment Restrictions” in the SAI.

Preferred Shares

The Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund has issued preferred shares in the past, but as of the date of this Prospectus no preferred shares are outstanding. The Fund may again in the future issue certain types of preferred securities to increase the Fund’s leverage.

Limited Issuance of Preferred Shares.    Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, including any liabilities associated with Borrowings, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference.    If issued in the future, preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference.    In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares, if issued in the future, would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

Voting Rights.    Preferred shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, holders of preferred shares, if issued in the future, would vote together with Common Shareholders as a single class.

Holders of preferred shares, if issued in the future, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 12 trustees). The remaining trustees would be elected by Common Shareholders and holders of preferred shares, if issued in the future, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, if issued in the future, the holders of all outstanding preferred shares, if issued in the future, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred shares, if issued in the future, would be required, in addition to the single class vote of the holders of preferred shares, if issued in the future, and Common Shares. See “Certain Provisions in the Declaration of Trust” and the SAI under “Description of Shares—Preferred Shares—Voting Rights.”

Redemption, Purchase and Sale of Preferred Shares.    The terms of the preferred shares, if issued in the future, would provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of preferred shares, if issued in the future, by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund would increase such leverage.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and preferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and preferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and preferred shares outstanding at the time, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, the affirmative vote of the holders of at least a majority of the preferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Board of Trustees is divided into three classes, such a staggered board could delay for up to two years the replacement of a majority of the Board of Trustees. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders. See the Statement of Additional Information under “Certain Provisions in the Declaration of Trust.”

The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, dividend stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of closed-end investment companies may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. The Fund cannot assure you that its Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

If the Fund converted to an open-end investment company, it would be required to redeem all preferred shares then outstanding (requiring in turn that it liquidate a portion of its investment portfolio), and the Common Shares would no longer be listed on the NYSE MKT. In contrast to a closed-end investment company, shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less any redemption charge that is in effect at the time of redemption. See the SAI under “Certain Provisions in the Declaration of Trust” for a discussion of the voting requirements applicable to the conversion of the Fund to an open-end investment company.

Before deciding whether to take any action if the Common Shares trade below net asset value, the Board would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders, and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken. See the SAI under “Repurchase of Fund Shares; Conversion to Open-End Fund” for a further discussion of possible action to reduce or eliminate such discount to net asset value.

TAX MATTERS

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. Investors should rely on their own tax advisers for advice about the particular federal, state and local tax consequences to them of investing in the Fund.

The Fund intends to qualify for the special tax treatment afforded to regulated investment companies (“RICs”) under the Code. As long as the Fund qualifies for treatment as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

In order to qualify for treatment as a RIC, the Fund must meet certain distribution requirements. Nevertheless, the Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gain. If the Fund qualifies for treatment as a regulated investment company but does not distribute all of its net capital gain and net investment income, it will be subject to tax on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount of capital gain as undistributed capital gains in a notice to shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of the tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Unless your investment in the Fund is through a tax-exempt entity or tax deferred retirement account, such as a 401(k) plan, you will normally have to pay federal income taxes, and any state or local taxes, on the dividends and other distributions you receive from the Fund, whether you take the distributions in cash or reinvest them in additional shares. For U.S. federal income tax purposes, distributions from the Fund’s net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates. Distributions from the Fund’s net short-term capital gains are taxable as ordinary income. Other dividends are generally taxable as ordinary income.

The Fund may be able to report a portion of its income as “qualified dividend income,” which, if certain conditions, including holding period requirements, are met by the Fund and the shareholders, is taxable to noncorporate shareholders at rates of up to 20%. In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income is, in general, dividend income from U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S.). Passive foreign investment companies are not qualified foreign corporations for this purpose, and dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

Because the Fund will invest primarily in REITs and the securities of foreign companies, the Fund does not anticipate that a significant portion of the dividends it distributes will be eligible for the dividends-received deduction for corporate shareholders.

A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will first be treated as a return of capital, which is applied against and reduces a shareholder’s basis in his or her shares. To the extent the amount of any such distribution exceeds your basis in your shares, the excess will be treated as a gain from a sale or exchange of shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate its types of income between its Common Shares and preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

Sale or Exchange of Fund Shares.    The sale or other disposition of shares of the Fund will normally result in a capital gain or loss to holders of Common Shares who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income. For noncorporate taxpayers, however, long-term capital gains are taxed at rates of up to 20%. Short-term capital gains and other ordinary income are taxed to noncorporate taxpayers at ordinary income rates.

Investments in Real Estate Investment Trusts.    The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. The IRS in Notice 2006-97 set forth some basic principles for the application of these rules until such regulations are issued. In general, the applicable rules under the Code and expected rules under the regulations will provide that the excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Medicare Contribution Tax.    A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains are generally taken into account in computing a shareholder’s net investment income (among other categories of income).

Back-up Withholding.    The Fund will be required in certain cases to withhold (as “backup withholding”) U.S. federal income tax from amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the Internal Revenue Service for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 28%. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

Foreign Shareholders.    U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) depends on whether the income of the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder. If the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of taxable income will be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any excess income allocated to the shareholder (see “Investments in Real Estate Investment Trusts” above)), which tax is generally withheld from such distributions. Distributions which are designated by the Fund as “interest-related dividends” or “short-term capital gain dividends” are exempt from the

30% withholding rate. Interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person and satisfy certain other requirements. The exemption for interest-related dividends and short-term capital gains applies to dividends with respect to taxable years of the Fund beginning before January 1, 2014. Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains generally will not be subject to U.S. tax at the rate of 30% (or lower treaty rate).

The Fund may be required to apply special withholding rules to distributions to certain non-U.S. persons to the extent such distributions are attributable to gain from sales of “United States real property interests” held directly or indirectly by the Fund. Those rules, if applicable, require withholding at the rate of 35% of such a distribution payable with respect to a class of Fund shares. No such withholding will be required if the distribution is payable to a non-U.S. individual or corporation that held 5% or less of that class of the Fund’s shares at any time during the one-year period ending on the date of the distribution if that class is publicly traded. A distribution that is subject to 35% withholding will not also be subject to the 30% withholding tax described in the preceding paragraph. Distributions subject to 35% withholding will be treated as income effectively connected with a trade or business within the United States, and a non-U.S. person receiving such a distribution generally will be required to file a U.S. federal income tax return for the period in which such distribution is received. Under certain circumstances, a sale of Fund shares may be treated as a disposition of “United States real property interests,” requiring non-U.S. shareholders to file U.S. federal income tax returns and pay tax on the sale. As long as the relevant class of Fund shares are regularly traded on an established securities market, no such withholding will be required unless the non-U.S. shareholder holds or held (at any time during the shorter of the five-year period preceding the date of disposition or the shareholder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the relevant class of Fund shares. Prospective non-U.S. shareholders should consult their tax advisers regarding these rules before purchasing Fund shares.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Foreign Income Taxes.    Income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The U.S. has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance because the amount of assets to be invested within various countries is not known. It is not expected that the Fund will be able to “pass through” to you foreign income taxes (including withholding taxes) paid by the Fund.

Other Transactions.    Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company (“Transfer Agent”). The Transfer Agent is located at 250 Royall Street, Canton, Massachusetts, 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois, 60606.

LEGAL OPINION

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bingham McCutchen LLP, Washington, D.C.

AVAILABLE INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the 1940 Act and is required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC’s public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and Northeast Regional Office, Woolworth Building, 233 Broadway, New York, NY 10013-2409. Reports, proxy statements, and other information about the Fund can be inspected at the offices of the NYSE MKT.

This Prospectus does not contain all of the information in the Fund’s Registration Statement, including amendments, exhibits, and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by this reference.

Additional information about the Fund and Common Shares can be found in the Fund’s Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund’s Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the SEC, including proxy statements and reports file under the Exchange Act.

TABLE OF CONTENTS

FOR THE STATEMENT OF ADDITIONAL INFORMATION

7,100,000 Common Shares

Nuveen Real Estate Income Fund

PROSPECTUS

            , 2013

LPR-JRS-0713D

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the U.S. Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JULY 19, 2013

NUVEEN REAL ESTATE INCOME FUND

333 West Wacker Drive

Chicago, Illinois 60606

STATEMENT OF ADDITIONAL INFORMATION

DATED                     , 2013

Nuveen Real Estate Income Fund (the “Fund”) is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized on April 27, 2001.

This Statement of Additional Information (the “SAI”) relating to common shares of the Fund (“Common Shares”) does not constitute a prospectus, but should be read in conjunction with the Fund’s prospectus relating thereto dated                     , 2013 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such shares. In addition, the Fund’s financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report dated December 31, 2012, are incorporated herein by reference. A copy of the Prospectus may be obtained without charge by calling (800) 257-8787. You may also obtain a copy of the Prospectus on the U.S. Securities and Exchange Commission’s (the “SEC”) web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.

USE OF PROCEEDS

The net proceeds from the issuance of Common Shares hereunder will be used by the Fund to invest in securities in accordance with the Fund’s investment objectives and policies as stated below. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds in securities that meet the Fund’s investment objective and policies within three months from the month in which the proceeds from an offering are received by the Fund.

Pending investments that meet the Fund’s investment objectives and policies, the net proceeds of an offering will be invested in short-term or long-term securities issued by the U.S. Government and its agencies or instrumentalities or in high quality, short-term money market instruments. Investors should expect, therefore, that before the Fund has fully invested the proceeds of an offering in accordance with its investment objective and policies, the Fund’s net asset value would be subject to less fluctuation than would be the case at such time as the Fund is fully invested.

INVESTMENT OBJECTIVES

The Fund’s primary investment objective is to provide high current income. The Fund’s secondary investment objective is capital appreciation. The Fund cannot assure you that it will achieve its investment objectives. The Fund’s investment objectives are fundamental policies of the Fund.

INVESTMENT RESTRICTIONS

Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding Common Shares and, if issued, fund preferred shares, voting together as a single class, and of the holders of a majority of the outstanding preferred shares, voting as a separate class:

1. Issue senior securities, as defined in the 1940 Act, other than (i) preferred shares which immediately after issuance will have asset coverage of at least 200%, (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (iii) the borrowings permitted by investment restriction (2) set forth below;1

2. Borrow money, except as permitted by the 1940 Act and exemptive orders granted under the 1940 Act;1,2

3. Act as underwriter of another issuer’s securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act, in connection with the purchase and sale of portfolio securities;

4. Purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities;

[1]	Section 18(c) of the 1940 Act generally limits a registered closed-end investment company to issuing one class of senior securities representing indebtedness and one class of senior securities representing stock, except that the class of indebtedness or stock may be issued in one or more series, and promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, are not deemed a separate class of senior securities.
[2]

Section 18(a) of the 1940 Act generally prohibits a registered closed-end fund from incurring borrowings if, immediately thereafter, the aggregate amount of its borrowings exceeds 33 1/3% of its total assets. The Fund has not applied for, and currently does not intend to apply for, any exemptive relief that would allow it to borrow outside of the limits of the 1940 Act.

1

5. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities);

6. Make loans, other than by entering into repurchase agreements and through the purchase of debt securities in accordance with its investment objectives, policies and limitations; and

7. Purchase any securities (other than obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if as a result more than 5% of the Fund’s total assets would then be invested in securities of a single issuer or if as a result the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided that, with respect to 50% of the Fund’s assets, the Fund may invest up to 25% of its assets in the securities of any one issuer.

For purposes of the foregoing, “majority of the outstanding,” when used with respect to particular shares of the Fund, means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

For the purpose of applying the limitation set forth in subparagraph (1) above, the Fund may not issue senior securities not permitted by the 1940 Act simply by describing such securities in the Prospectus.

For the purpose of applying the limitation set forth in subparagraph (2) above, under the 1940 Act, the Fund generally is not permitted to issue commercial paper or notes or borrow unless immediately after the borrowing or commercial paper or note issuance the value of the Fund’s total assets less liabilities other than the principal amount represented by the commercial paper, notes or borrowings, is at least 300% of such principal amount. The Fund does not currently have or have pending any exemptive relief with the SEC that would allow it to borrow outside of the limits of the 1940 Act.

For the purpose of applying the limitation set forth in subparagraph (7) above, a governmental issuer shall be deemed the single issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental issuer, if the security is backed only by the assets and revenues of the non-governmental issuer, then such non-governmental issuer would be deemed to be the single issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the insurer; instead, the issuer of such municipal bond will be determined in accordance with the principles set forth above.

Under the 1940 Act, the Fund may invest only up to 10% of its Managed Assets in the aggregate in shares of other investment companies and only up to 5% of its Managed Assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. As a stockholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s management, advisory and administrative fees with respect to assets so invested. Holders of Common Shares would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus in the section entitled “Risk Factors”, the net asset value and market value of leveraged shares will be more volatile and the yield to shareholders will tend to fluctuate more than the yield generated by unleveraged shares.

2

In addition to the foregoing fundamental investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or any exemptive relief obtained thereunder.

3. Purchase securities of companies for the purpose of exercising control, except as otherwise permitted in the Fund’s Prospectus and SAI.

The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

The Fund may be subject to certain restrictions imposed by either guidelines of one or more nationally recognized statistical rating organizations (“NRSROs”) that may issue ratings for preferred shares, commercial paper or notes, or, if the Fund borrows from a lender, by the lender. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Fund’s sub-adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. In addition to other considerations, to the extent that the Fund believes that the covenants and guidelines required by the NRSROs or lenders would impede its ability to meet its investment objectives, or if the Fund is unable to obtain the rating on preferred shares (expected to be at least AA/Aa), the Fund will not issue preferred shares.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objectives, policies, and techniques that are described in the Prospectus.

Under normal market conditions, the Fund will invest at least 90% of its total assets in income producing common stocks, preferred stocks, convertible securities and debt securities issued by real estate companies, such as real estate investment trusts (“REITs”) and foreign real estate investment companies (“REICs”). At least 80% of the Fund’s total assets will be invested in income producing equity securities issued by REITs, excluding convertible securities, and substantially all of the equity securities of real estate companies in which the Fund intends to invest are traded on a national securities exchange or in the over-the-counter markets. The Fund will not invest more than 25% of its total assets in below or non-investment grade preferred stocks, convertible preferred stocks and debt securities (commonly known as “junk bonds”). The Fund may invest up to 20% of its total assets in debt companies. The actual percentage of common, preferred and convertible preferred stocks, rights and warrants and debt securities in the Fund’s portfolio may vary over time based on Security Capital Research & Management Incorporated’s (“Security Capital”), the Fund’s sub-adviser, assessment of market conditions.

Real Estate Companies

For purposes of the Fund’s investment policies, a real estate company is a company that:

•	derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate; or

•	has at least 50% of its assets in such real estate.

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Real Estate Investments Trusts (REITs)

A REIT is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets and income and a requirement that it distributes to its shareholders at least 90% of its taxable income (other than net capital gains) for each taxable year and otherwise complies with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”). As a result, REITs tend to pay relatively higher dividends than other types of companies and the Fund intends to use these REIT dividends in an effort to meet the current income goal of its investment objectives.

REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund does not currently intend to invest more than 10% of its total assets in Mortgage REITs or Hybrid REITs.

Non-U.S. Real Estate Companies (REICs)

The Fund will invest in global real estate companies outside the U.S. These companies include, but are not limited to, companies with similar characteristics to the REIT structure, in which revenue primarily consists of rent derived from owned, income-producing real estate properties, dividend distributions as a percentage of taxable net income are high (generally greater than 80%), debt levels are generally conservative and income derived from development activities is generally limited.

Preferred Stocks

The Fund may invest in preferred stocks issued by real estate companies. Preferred stock, which generally pays fixed or adjustable rate dividends or interest to investors, has preference over common stock in the payment of dividends or interest and the liquidation of a company’s assets, which means that a company typically must pay dividends or interest on its preferred stock before paying any dividends on its common stock. On the other hand, preferred stock is junior to all forms of the company’s debt, including both senior and subordinated debt. Because of its subordinated position in the capital structure of an issuer, the ability to defer dividend or interest payments for extended periods of time without adverse consequences to the issuer, and certain other features, preferred stock is often treated as an equity-like instrument by both issuers and investors, as its quality and value is heavily dependent on the profitability and cash flows of the issuer rather than on any legal claims to specific assets.

Foreign Securities

The Fund may invest in Foreign Securities, including securities denominated in foreign currencies or in multinational currency units. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about non-U.S. issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; many non-U.S. markets are smaller, less liquid and more volatile; potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; the economies of non-U.S. countries may grow at slower rates than expected or may experience a downturn or recession; the impact of economic, political, social or diplomatic events; possible seizure of a company’s assets; restrictions imposed by non-U.S. countries limiting the ability of non-U.S. issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise; and withholding and other non-U.S. taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region. In addition, economic, political and social developments may significantly disrupt the financial markets or interfere with the Fund’s ability to enforce its rights against non-U.S. sovereign issuers.

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Since Foreign Securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

Foreign Currency Risk

Although the Fund will report its net asset value and pay dividends in U.S. dollars, Foreign Securities often are purchased with and make interest payments in foreign currencies. Therefore, when the Fund invests in Foreign Securities, it will be subject to foreign currency risk, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. Dollar. Certain foreign countries may impose restrictions on the ability of issuers of Foreign Securities to make payment of principal and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise.

Below Investment Grade Securities

The Fund may invest up to 25% of its total assets in preferred stocks, convertible preferred stocks and debt securities that are rated below investment grade at the time of investment or that are unrated but judged by Security Capital to be of comparable quality. Debt instruments of below investment grade quality are regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal, and are commonly referred to as junk bonds or high yield debt, which implies higher price volatility and default risk than investment grade instruments of comparable terms and duration. Issuers of lower grade instruments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade instruments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher rated instruments. The secondary market for lower rated instruments, including some senior loans, may not be as liquid as the secondary market for more highly rated instruments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular security. The Fund may only invest in high yield securities that are rated CCC or higher by S&P, rated Caa or higher by Moody’s, or rated CCC or higher by Fitch, or unrated securities determined by Security Capital to be of comparable quality. The issuers of these securities have a currently identifiable vulnerability to default as to payment of principal and interest and such issues may be in default or there may be present elements of danger with respect to principal or interest. The Fund will not invest in securities which are in default as to payment of principal and interest at the time of purchase. For a description of security ratings, see Appendix A of the SAI.

Financial Services Company Securities

Based on current market conditions, the Fund anticipates investing at least 25% of its Managed Assets in securities issued by financial services companies. A financial services company is one that is primarily involved in banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investments, or real estate, including BDCs and REITs. For purposes of identifying companies in the financial services sector, the Fund will use industry classifications such as those provided by MSCI and Standard & Poor’s (The Global Industry Classification Standard (GICS)), Bloomberg, Barclays or similar sources commonly used in the financial industry. As a result, if one or more of these classifications include a company “in” the financial services sector, the Fund will consider such company as “in” the financial services sector.

Convertible Securities

Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred securities that may be converted within a specified period of time (typically for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. They also include debt securities with warrants or common stock attached and derivatives combining features of debt

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securities and equity securities. Convertible securities entitle the holder to receive interest paid or accrued on debt securities, or dividends paid or accrued on preferred securities, until the securities mature or are redeemed, converted or exchanged.

Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of commons stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities. The value of a convertible security is influenced by changes in interest rates, with investment value generally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

Illiquid Securities

The Fund will not invest more than 10% of its total assets in illiquid real estate securities and will not invest more than 10% of its total assets in the securities of any one issuer.

No Short Sales or Derivatives

The Fund will not enter into short sales or invest in derivatives, except as described in the Prospectus and the SAI in connection with the interest rate swap or interest rate cap transactions. See “Interest Rate Transactions” below.

Short-Term Investments

For temporary defensive purposes or to keep cash on hand fully invested, the Fund may invest up to 100% of its net assets in cash equivalents and short-term fixed-income investments. Short-term fixed income investments are defined to include, without limitation, the following:

(1) U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities. U.S. government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. government, its agencies, and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

(2) Certificates of Deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by the Fund may not be fully insured.

(3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This

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assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. NFALLC monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. NFALLC does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

(4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. NFALLC will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a major rating agency and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

Other Investment Companies

The Fund may invest up to 10% of its Managed Assets in securities of other open- or closed-end investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its Managed Assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund may invest in investment companies that are advised by the NFALLC, Security Capital or their respective affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC. The Fund has not applied for, and currently does not intend to apply for, such relief. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s advisory and administrative fees with respect to assets so invested. Common Stockholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Security Capital will take expenses into account when evaluating the investment merits of an investment in an investment company relative to available municipal security investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to the same leverage risks described herein. As described in the Prospectus, the net asset value and market value of leveraged shares will be more volatile and the yield to Common Stockholders will tend to fluctuate more than the yield generated by unleveraged shares.

Portfolio Trading and Turnover Rate

The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is generally not expected to exceed 100% under normal circumstances. For the fiscal year ended December 31, 2012, the Fund’s portfolio turnover rate was 54%. However, there are no limits on the Fund’s rate of portfolio turnover, and investments may be sold without

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regard to length of time held when, in the opinion of Security Capital, investment considerations warrant such action. A higher turnover rate would result in correspondingly greater brokerage commissions and other transactional expenses which are borne by the Fund. In addition, high portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to shareholders, will be taxable as ordinary income. See “Tax Matters.”

PORTFOLIO COMPOSITION

The following table sets forth certain information with respect to the composition of the Fund’s securities as of December 31, 2012.

Portfolio Allocation*	Percent
Real Estate Investment Trust Common Stocks	60.0%
Real Estate Investment Trust Preferred Stocks	26.6%
Convertible Preferred Securities	8.4%
Short-Term Investments	3.7%
Convertible Bonds	1.3%

Total	100.0%

*	The relative percentages of the value of the investments attributable the securities could change over time as a result of rebalancing the Fund’s assets by Security Capital, market value fluctuations, issuance of additional shares and other events. Excluding investments in derivatives.

INTEREST RATE TRANSACTIONS

In connection with the Fund’s use of leverage through its Borrowings or sale of preferred shares, the Fund may enter into interest rate swap transactions that are intended to hedge the Fund’s payment obligations. Interest rate swaps involve the Fund’s agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on Borrowings or any preferred shares. The payment obligation is based on the notional amount of the swap. As of                             , 2013, the Fund had entered into a swap transaction in a notional amount equal to $     million, set to terminate on                             .

The Fund may also enter into interest rate cap transaction, which would require it to pay a premium to the cap counterparty and would entitle it, to the extent that a specified variable rate index exceeds a predetermined fixed rate, to receive from the counterparty payment of the difference based on the notional amount. The Fund would use interest rate swaps or caps only with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common Share net earnings as a result of leverage.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to maintain in a segregated account with its custodian cash or liquid securities having a value at least equal to the Fund’s net payment obligations under any swap transaction, marked-to-market daily.

The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate swaps or caps could enhance or harm the overall performance on the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the net asset value of the Common Shares. In addition, if short-term interest rates are lower than the Fund’s fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate

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of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could enhance the performance of the Common Shares by providing a maximum leverage expense. Buying interest rate caps could also decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund would not enter into interest rate swap or cap transactions in an aggregate notional amount that exceeds the outstanding amount of the Fund’s leverage.

Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend payments on preferred shares or interest payments on Borrowings. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the Common Shares.

Although this will not guarantee that the counterparty does not default, the Fund will not enter into an interest rate swap or cap transaction with any counterparty that NFALLC believes does not have the financial resources to honor its obligation under the interest rate swap or cap transaction. Further, NFALLC will continually monitor the financial stability of a counterparty to an interest rate swap or cap transaction in an effort to proactively protect the Fund’s investments.

In addition, at the time the interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares.

The Fund may choose or be required to redeem some or all preferred shares, if any, or prepay any Borrowings. This redemption would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Such early termination of a swap could result in termination payment by or to the Fund. An early termination of a cap could result in a termination payment to the Fund.

SEGREGATION OF ASSETS

As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various interpretive provisions of the SEC and its staff. In accordance with these laws, rules and positions, the Fund must “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives instruments. In the case of forward currency contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to forward currency contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

To the extent that the Fund uses its assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable positions of the SEC and its staff, such assets may not be used to cover other obligations. As a result of their segregation, such assets may not be used for other operational purposes. NFALLC will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments.

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MANAGEMENT OF THE FUND

Trustees and Officers

The management of the Fund, including general supervision of the duties performed for the Fund under the Investment Management Agreement with NFALLC (as defined under “Investment Adviser, Sub-Adviser and Portfolio Managers—Investment Management Agreement and Related Fees”), is the responsibility of the Board of Trustees of the Fund. The number of trustees of the Fund is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a director, trustee or employee of, or consultant to, Nuveen Investments, Inc. (“Nuveen Investments”), NFALLC, Security Capital or their affiliates. The Board of Trustees is divided into three classes, Class I, Class II and Class III, the Class I trustees serving until the 2013 annual meeting, the Class II trustees serving until the 2014 annual meeting and the Class III trustees serving until the 2015 annual meeting, in each case until their respective successors are elected and qualified, as described below. Currently, William C. Hunter, Judith M. Stockdale, Carole E. Stone and Virginia L. Stringer are slated in Class I, John P. Amboian, David J. Kundert and Terence J. Toth are slated in Class II and Robert P. Bremner, Jack B. Evans and William J. Schneider are slated in Class III. The officers of the Fund serve annual terms and are elected on an annual basis. The names, business addresses and birthdates of the trustees and officers of the Fund, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other trusteeships they hold are set forth below. The trustees of the Fund are directors or trustees, as the case may be, of 107 Nuveen sponsored open-end funds (“Nuveen Mutual Funds”) and 103 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, “Nuveen Funds”).

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees:
Robert P. Bremner 1940 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class III Length of Service— Since 1997	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	210	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Jack B. Evans 1948 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class III Length of Service— Since 1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm; formerly, President of the Board of Regents for the State of Iowa University System.	210	Director and Vice Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

William C. Hunter 1948 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class I Length of Service— Since 2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005) and President (since July 2012) of Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	210	Director (since 2004) of Xerox Corporation.

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
David J. Kundert 1942 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class II Length of Service— Since 2008	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	210	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
William J. Schneider 1944 333 West Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	Term—Class III Length of Service— Since 1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; Member of two Miller Valentine real estate LLC companies; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; Board Member of Tech Town, Inc., a not-for-profit community development company; Board Member of WDPR Public Radio; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	210	None

Judith M. Stockdale 1947 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class I Length of Service— Since 1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	210	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Carole E. Stone 1947 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class I Length of Service— Since 2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	210	Director, Chicago Board Options Exchange (since 2006).

Virginia L. Stringer 1944 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class I Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; formerly, governance consultant and non-profit board member; formerly, Owner and President, Strategic Management Resources, Inc., a management consulting firm; formerly, Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	210	Previously, Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Terrence J. Toth 9/29/59 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class II Length of Service— Since 2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	210	None

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John P. Amboian(1) 1961 333 West Wacker Drive Chicago, IL 60606	Trustee	Term—Class II Length of Service— Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., Chairman, Chief Executive Officer (since 2007) and President of Nuveen Investments Advisers, Inc.; Director (1998-2012) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	210	None

(1)	Mr. Amboian is an “interested person” of the Fund, as defined in the 1940 Act, by reason of is positions with Nuveen Investments and certain of its subsidiaries.

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Officer Information

Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Gifford R. Zimmerman 1956 333 West Wacker Drive Chicago, IL 60606	Chief Administrative Officer	Term—Until August 2013 Length of Service—Since 1988	Managing Director (since 2002) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	210

William Adams IV 1955 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013 Length of Service—Since 2007	Senior Executive Vice President, Global Structured Products (since 2010) of Nuveen Investments, Inc.; formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, LLC (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	103

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Cedric H. Antosiewicz 1962 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013 Length of Service—Since 2007	Managing Director of Nuveen Securities, LLC.	103

Margo L. Cook 1964 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013 Length of Service—Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. Nuveen Fund Advisors, LLC (since 2011) and Nuveen Securities, LLC (since 2013); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	210

Lorna C. Ferguson 1945 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013 Length of Service—Since 1998	Managing Director of Nuveen Investments Holdings, Inc.	210

Stephen D. Foy 1954 333 West Wacker Drive Chicago, IL 60606	Vice President and Controller	Term—Until August 2013 Length of Service—Since 1998	Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Certified Public Accountant.	210

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Scott S. Grace 1970 333 West Wacker Drive Chicago, IL 60606	Vice President and Treasurer	Term—Until August 2013 Length of Service—Since 2009	Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers Inc., Nuveen Investments Holdings Inc., Nuveen Securities, LLC and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	210

Walter M. Kelly 1970 333 West Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	Term—Until August 2013 Length of Service—Since 2003	Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.	210

Tina M. Lazar 1961 333 West Wacker Drive Chicago, IL 60606	Vice President	Term—Until August 2013 Length of Service—Since 2002	Senior Vice President of Nuveen Investments Holdings, Inc.	210

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Name, Business Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served with Fund	Principal Occupations Including Other Directorships During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 West Wacker Drive Chicago, IL 60606	Vice President and Secretary	Term—Until August 2013 Length of Service—Since 2007	Managing Director and Assistant Secretary (since 2008) of Nuveen Securities, LLC and Nuveen Investments, Inc.; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008) and Assistant Secretary of Nuveen Investment Holdings, Inc. and Nuveen Investments Advisers Inc.; Vice President (since 2007) and Assistant Secretary of NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and Winslow Capital Management, LLC (since 2010); Vice President (since 2010) and Assistant Secretary of Nuveen Commodities Asset Management, LLC.	210

Kathleen L. Prudhomme 1953 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	Term—Until August 2013 Length of Service—Since 2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	210

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Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “Trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by NFALLC and each Nuveen Fund’s sub-adviser, as applicable. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the Trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the Trustees consider not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent Trustees.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over NFALLC, the sub-adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent Trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the Trustees have elected William J. Schneider to serve as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the Trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the Trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and Fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit the Trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of Trustees among the different committees allows the Trustees to gain additional and different perspectives of the Fund’s operations. The Board has established seven standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee, the Nominating and Governance Committee, the Open-End Funds Committee and the Closed-End Funds Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. William J. Schneider, Chair, Judith M. Stockdale and John P. Amboian, serve as the current members of the Executive Committee of the Fund. During the fiscal year ended December 31, 2012, the Executive Committee did not meet.

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The Dividend Committee is authorized to declare distributions on the Fund’s shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended December 31, 2012, the Dividend Committee met five times.

The Compliance, Risk Management and Regulatory Oversight Committee (“Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach or resolution compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the investment services group of Nuveen regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, Fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board of Trustees. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Virginia L. Stringer and Judith M. Stockdale (Chair). During the fiscal year ended December 31, 2012, the Compliance Committee met six times.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the internal valuation group of Nuveen. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by Nuveen’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

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To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the internal audit group at Nuveen Investments. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the Trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert (Chair), William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent Trustee of the Nuveen Funds. During the fiscal year ended December 31, 2012, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance over the Nuveen Funds’ business. In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of Trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are be able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to Trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new Trustees and reserves the right to interview any and all candidates and to make the final selection of any new Trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to internal and external sub-advisors and service providers) and, if qualifying as an Independent Trustee candidate, independence from NFALLC, sub-advisors, underwriters or other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent Trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent Trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended December 31, 2012, the Nominating and Governance Committee met six times.

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The Open-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as open-end management investment companies (“Open-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Open-End Fund and may review and evaluate any matters relating to any existing Open-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Open-End Funds Committee are David J. Kundert, William J. Schneider, Judith M. Stockdale, Virginia L. Stringer and Terence J. Toth, Chair. For the fiscal year ended December 31, 2012, the Open-End Funds Committee met two times.

The Closed-End Funds Committee is responsible for assisting the Board in the oversight and monitoring of the Nuveen Funds that are registered as closed-end investment companies (“Closed-End Funds”). The committee may review and evaluate matters related to the formation and the initial presentation to the Board of any new Closed-End Fund and may review and evaluate any matters relating to any existing Closed-End Fund. The committee operates under a written charter adopted and approved by the Board. The members of the Closed-End Funds Committee are Robert P. Bremner, Jack B. Evans, William C. Hunter, William J. Schneider, and Carole E. Stone, Chair. For the fiscal year ended December 31, 2012, the Closed-End Funds Committee met two times.

Board Diversification and Trustee Qualifications. In determining that a particular Board Member was qualified to serve as a Board Member, the Board has considered each Board Member’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that Board Members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties and the Board believes each Board Member satisfies this standard. An effective Board Member may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member (including the Boards of the Nuveen Funds), or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each Board Member should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of Board Members are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Board Member as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested Director/Trustee of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

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Robert P. Bremner

Mr. Bremner is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

Mr. Evans has served as President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996. Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago, a Director of Alliant Energy and President of the Board of Regents for the State of Iowa University System. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, and is a Life Trustee of Coe College. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter became Dean Emeritus of the Henry B. Tippie College of Business at the University of Iowa on June 30, 2012. He was appointed Dean of the College on July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business from June 2003 to 2006. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is a Director and President of Beta Gamma Sigma, Inc., The International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Banc One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Banc One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Mr. Kundert recently retired as Director of the Northwestern Mutual Wealth Management Company where he served from 2006 to 2013. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He

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is Regent Emeritus of Luther College and is a member of its Investment Committee. Mr. Kundert is also a member of the Board of Directors (Milwaukee) for College Possible. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider, the Nuveen Funds’ Independent Chairman, is formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company and is a member of two Miller-Valentine real estate LLC companies. He is a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business, Board Member of Tech Town, Inc, a not-for-profit community development company, and a Board Member of WDPR Public Radio. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

At the end of 2012, Ms. Stockdale retired as Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Lowcountry of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated and was formerly a Commissioner on the New York State Commission on Public Authority Reform. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the past board chair of the Oak Leaf Trust, emeritus director and former chair of the Saint Paul Riverfront Corporation and also served as President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board member of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota to the Board on Judicial Standards and served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer recently served as board chair of the Human

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Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Managing Partner of Promus Capital (since 2008) and is director of Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012). He was formerly a Director of Legal & General Investment Management America, Inc. from 2008 to 2013. From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Board of the Chicago Fellowship and is Chairman of the Board of Catalyst Schools of Chicago. He is on the Mather Foundation Board (since 2012) and is a member of its investment committee. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Fund for its fiscal year ended December 31, 2012, (2) the amount of total compensation paid by the Fund that has been deferred and (3) the total compensation paid to each trustee by the Nuveen Funds during the calendar year ended December 31, 2012. The Fund does not have a retirement or pension plan. The officers and trustees affiliated with Nuveen Investments serve without any compensation from the Fund. Certain of the Nuveen Funds have a deferred compensation plan (“Compensation Plan”) that permits any trustee who is not an “interested person” of certain funds to elect to defer receipt of all or a portion of his or her compensation as a trustee. The deferred compensation of a participating trustee is credited to the book reserve account of a fund when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the trustee may elect to receive distributions in a lump sum or over a period of five years. The Fund will not be liable for any other fund’s obligations to make distributions under the Compensation Plan.

Name of Trustee	Aggregate Compensation From the Fund(1)	Amount of Total Compensation That Has Been Deferred(2)	Total Compensation From Fund and Fund Complex(3)
Robert P. Bremner	$1,416	$212	$343,204
Jack B. Evans	1,086	276	262,670
William C. Hunter	983	266	240,509
David J. Kundert	1,066	1,066	267,712
William J. Schneider	1,168	891	284,299
Judith M. Stockdale	1,066	671	261,411
Carole E. Stone	1,078	—	263,100
Virginia L. Stringer	970	—	248,600
Terence J. Toth	1,178	—	298,475

(1)	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended December 31, 2012 for services to the Fund.

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(2)

Pursuant to a deferred compensation agreement with certain of the Nuveen Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. Total deferred fees for the Fund (including the return from the assumed investment in the eligible Nuveen Funds) payable are stated above.

(3)

Based on the compensation paid (including any amounts deferred) for the calendar year ended December 31, 2012 for services to the Nuveen open-end and closed-end funds. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis.

Effective January 1, 2012, independent trustees receive a $130,000 annual retainer ($140,000 as of January 1, 2013) plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, nonregularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held; and (g) a fee of $2,500 per meeting for attendance in person or by telephone at Open-End Funds Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Open-End Funds Committee receive $12,500 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

As noted above, effective January 1, 2013, the annual retainer paid to each independent director is $140,000. All other compensation listed above remains the same.

The Fund has no employees. Its officers are compensated by Nuveen Investments or its affiliates.

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SHARE OWNERSHIP

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2012.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
John P. Amboian	None	Over $	100,000
Non-Interested Trustees
Robert P. Bremner	None	Over $	100,000
Jack B. Evans	None	Over $	100,000
William C. Hunter	None	Over $	100,000
David J. Kundert	None	Over $	100,000
William S. Schneider	None	Over $	100,000
Judith M. Stockdale	None	Over $	100,000
Carole E. Stone	None	Over $	100,000
Virginia L. Stringer	None	Over $	100,000
Terence J. Toth	None	Over $	100,000

As of July 1, 2013, the officers and Trustees as a group beneficially owned less than 1% of the any class of the Fund’s outstanding securities. Additionally, no disinterested trustee owned shares of NFALLC, Security Capital or Nuveen Investments (or any entity controlled by or under common control with NFALLC, Security Capital or Nuveen Investments).

5% Shareholders

As of July 1, 2013, there are no persons known by the Fund to own of record 5% or more of any class of the Fund’s equity securities.

INVESTMENT ADVISER, SUBADVISER AND PORTFOLIO MANAGER

Investment Adviser. Nuveen Fund Advisors, LLC, the Fund’s investment adviser, is responsible for determining the Fund’s overall investment strategy and its implementation, including the use of leverage and hedging. NFALLC also is responsible for the ongoing monitoring of Security Capital, managing the Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services to the Fund.

NFALLC, 333 West Wacker Drive, Chicago, Illinois 60606, is a wholly owned subsidiary of Nuveen Investments. Founded in 1898, Nuveen Investments and its affiliates had approximately $224 billion of assets under management as of March 31, 2013.

Investment Management Agreement and Related Fees. Pursuant to an investment management agreement between NFALLC and the Fund (“Investment Management Agreement”), the Fund has agreed to pay an annual management fee for the overall advisory and administrative services and general office facilities provided by NFALLC. The Fund’s management fee is separated into two components—a complex-level component, based on the aggregate amount of all fund assets managed by NFALLC, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen Fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by NFALLC.

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Fund-Level Fee. The annual fund-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets(1)	Fund-Level Fee Rate
For the first $500 million	0.7000%
For the next $500 million	0.6750%
For the next $500 million	0.6500%
For the next $500 million	0.6250%
For managed assets over $2 billion	0.6000%

Complex Level Fee. The annual complex-level fee for the Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level(2)	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

(1)

For the Fund, “Managed Assets” means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of effective leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles).

(2)

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with NFALLC’s assumption of the management of the former First American Funds effective January 1, 2011. With respect to closed-end funds, eligible assets include assets managed by NFALLC that are attributable to financial leverage. For these purposes, financial leverage includes the use of preferred stock and borrowings and certain investments in the residual interest certificates in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by issuance of floating rate securities, subject to an agreement by NFALLC as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2013, the complex-level fee rate for the Fund was 0.1661%.

The following table sets forth the management fee paid by the Fund for the last three fiscal years:

	Management Fee Net of Expense Reimbursement Paid for the Fiscal Year Ended	Expense Reimbursement for the Fiscal Year Ended
Fiscal year ended December 31, 2010	$2,542,703	$307,808
Fiscal year ended December 31, 2011	$2,945,139	$256,638
Fiscal year ended December 31, 2012	$3,641,671	$—

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In addition to the fee of NFALLC, the Fund pays all other costs and expenses of its operations, including compensation of its trustees (other than those affiliated with NFALLC or Security Capital), custodian, transfer agency and dividend disbursing expenses, legal fees, expenses of independent auditors, expenses of repurchasing shares, expenses associated with any borrowings, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies, and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

A discussion regarding the basis for the Board of Trustees’ decision to renew the Investment Management Agreement for the Fund is available in the Fund’s semi-annual report to shareholders dated June 30 of each year.

Sub-Adviser. Security Capital Research & Management Incorporated, 10 South Dearborn Street, Suite 1400, Chicago, Illinois 60603, is the sub-adviser to the Fund. Security Capital is a wholly-owned subsidiary of J.P. Morgan Chase & Co. Security Capital, which is registered as an investment adviser with the Securities and Exchange Commission, commenced operations in January 1995 and had approximately $4.6 billion in assets under management as of June 30, 2013.

Sub-Advisory Agreement and Related Fees. Pursuant to the Sub-Advisory Agreement, Security Capital will receive from NFALLC a management fee equal to the portion specified below of the management fee payable by the Fund to NFALLC, payable on a monthly basis:

Average Daily Managed Assets	Percentage of Net Management Fee
Up to $125 million	50.0%
$125 million to $150 million	47.5%
$150 million to $175 million	45.0%
$175 million to $200 million	42.5%
$200 million and over	40.0%

The following table sets forth the management fee paid by NFALLC to Security Capital for the last three fiscal years:

Fiscal Year Ended	Sub-Advisory Fee Paid by NFALLC to Security Capital
Fiscal year ended December 31, 2010	$1,145,295
Fiscal year ended December 31, 2011	$1,349,381
Fiscal year ended December 31, 2012	$1,598,304

A discussion regarding the basis for the Board of Trustees’ decision to renew the Sub-Advisory Agreement is available in the Fund’s semi-annual report to shareholders dated June 30 of each year.

Portfolio Managers. Unless otherwise indicated, the information below is provided as of the date of this SAI.

Portfolio Management. A team of full-time Security Capital professionals, working together as the Fund’s Portfolio Management Committee, is primarily responsible for overseeing the day-to-day operations of the Fund. The members of the Portfolio Management Committee are as follows:

Anthony R. Manno Jr. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth LLC. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities. Mr. Manno began his career in real estate finance at The First National Bank of Chicago and has 34 years of experience in the real estate investment

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business. He received an MBA in Finance with honors (Beta Gamma Sigma) from the University of Chicago and graduated Phi Beta Kappa from Northwestern University with a BA and MA in Economics. Mr. Manno is also a Certified Public Accountant and was awarded an Elijah Watt Sells award.

Kenneth D. Statz is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry. Previously, he was a REIT Portfolio Manager and a Managing Director of Chancellor Capital Management. Mr. Statz has 26 years of experience in the real estate securities industry and received an MBA and a BBA in Finance from the University of Wisconsin.

Kevin W. Bedell is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion. Mr. Bedell has 20 years of experience in the real estate securities industry and received an MBA in Finance from the University of Chicago and a BA from Kenyon College.

Other Accounts Managed by the Portfolio Managers. The portfolio managers also have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below.

	Number of Other Accounts Managed and Assets by Account Type as of December 31, 2012
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Other Accounts on Which The Advisory Fee Is Based on Performance
Portfolio Manager	Number of Accounts	Total Assets ($ billions)	Number of Accounts	Total Assets ($ billions)	Number of Accounts	Total Assets ($ billions)	Number of Accounts	Total Assets ($ billions)
Anthony R. Manno Jr.	8	$1.1	1	$0.7	321	$2.1	5	$0.3
Kenneth D. Statz	8	$1.1	1	$0.7	313	$2.1	5	$0.3
Kevin W. Bedell	8	$1.1	1	$0.7	314	$2.1	5	$0.3

As shown in the above table, the Fund’s portfolio managers may manage accounts in addition to the Fund. The potential for conflicts of interest exists when a portfolio manager manages other accounts with similar investment objectives and strategies to the Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing Security Capital’s clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally,

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could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Fund invests, Security Capital could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with Security Capital’s duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

Compensation. The Fund’s portfolio managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people. The total compensation program includes base salary and cash incentives. These elements reflect individual performance and the performance of the business as a whole. Base salaries are fixed for each portfolio manager. Cash bonuses are variable and focused extensively on the profitability of the business as a whole as well as portfolio investment performance. Base salaries are not based on the performance of any account. Cash bonuses are based on the profitability of the business as a whole as well as the investment performance of all accounts managed by the portfolio manager. Portfolio manager compensation is not based on the value of assets held in the Fund’s portfolio.

Ownership of Fund Shares by the Portfolio Managers. At December 31, 2012, each portfolio manager beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the 1934 Act) shares of the Fund having values within the indicated dollar ranges.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Fund
Anthony R. Manno Jr.	None
Kenneth D. Statz	$100,000-$500,000
Kevin W. Bedell	None

CODE OF ETHICS

The Fund, NFALLC, Security Capital, Nuveen Securities and other related entities have adopted codes of ethics that essentially prohibit certain of their personnel, including the Fund’s Portfolio Manager, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including the Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Personnel subject to the codes of ethics may purchase shares of the Fund subject to the restrictions set forth in the codes of ethics. While personnel subject to the codes of ethics may generally invest in securities in which the Fund may also invest, portfolio managers of municipal bond funds, such as the Fund, may not do so. Text-only version of the codes of ethics of the Fund, NFALLC, Security Capital, and Nuveen Securities can be viewed online or downloaded from the EDGAR Database on the SEC’s internet web site at www.sec.gov. You

33

may also review and copy those documents by visiting the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. In addition, copies of the codes of ethics may be obtained, after mailing the appropriate duplicating fee, by writing to the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549-0102 or by e-mail request at publicinfo@sec.gov.

PROXY VOTING POLICIES

The Fund is responsible for voting proxies on securities held in its portfolio. When the Fund receives a proxy, the decision regarding how to vote such proxy will be made by Security Capital in accordance with its proxy voting procedures.

The Fund has granted to Security Capital the authority to vote proxies on its behalf. Security Capital’s proxy voting policies and procedures are summarized as follows:

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures (“Procedures”) that incorporate detailed proxy guidelines (“Guidelines”) for voting proxies on specific types of issues. Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.

To oversee and monitor the proxy-voting process, Security Capital will establish a proxy committee and appoint a proxy administrator. The proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

When required by applicable regulations, information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling (800) 257-8787 or from the Fund’s website at http://www.nuveen.com, and on the SEC’s website at http://www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the supervision of the Board of Trustees, decisions to buy and sell securities for the Fund and brokerage commission rates are made by Security Capital. Transactions on stock exchanges involve the payment by the Fund of brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In certain instances, the Fund may make purchases of underwritten issues at prices which include underwriting fees.

In selecting a broker to execute each particular transaction, Security Capital will take the following into consideration: the best net price available; the reliability, integrity and financial condition of the broker; the size and difficulty in executing the order; and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis.

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Security Capital may act as broker for the Fund in connection with the purchase or sale of securities by or to the Fund if and to the extent permitted by procedures adopted from time to time by the Board of Trustees of the Fund. The Board of Trustees, including a majority of the trustees who are not “interested” trustees, has determined that portfolio transactions for the Fund may be executed through Security Capital if, in the judgment of NFALLC and Security Capital , the use of Security Capital is likely to result in prices and execution at least as favorable to the Fund as would be available from other qualified brokers and if, in such transactions, Security Capital charges the Fund commission rates at least as favorable to the Fund as those charged by Security Capital to comparable unaffiliated customers in similar transactions. The Board of Trustees also has adopted procedures that are reasonably designed to provide that any commission, fee or other remuneration paid to Security Capital is consistent with the foregoing standard. The Fund will not effect principal transactions with Security Capital. In executing transactions through Security Capital, the Fund will be subject to, and intends to comply with, Section 17(e) of the 1940 Act and the rules thereunder.

Accordingly, the cost of the brokerage commissions to the Fund in any transaction may be greater than that available from other brokers if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies and procedures as the trustees may determine, Security Capital shall not be deemed to have acted unlawfully or to have breached any duty solely by reason of it having caused the Fund to pay a broker that provides research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Security Capital determines in good faith that such amount of commission was reasonable in relation to the value of the research service provided by such broker viewed in terms of either that particular transaction or Security Capital’s ongoing responsibilities with respect to the Fund. Research and investment information may be provided by these and other brokers at no cost to Security Capital and is available for the benefit of other accounts advised by Security Capital and its affiliates, and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce Security Capital’s expenses, it is not possible to estimate its value and in the opinion of Security Capital it does not reduce Security Capital’s expenses in a determinable amount. The extent to which Security Capital makes use of statistical, research and other services furnished by brokers is considered by Security Capital in the allocation of brokerage business but there is no formula by which such business is allocated. Security Capital does so in accordance with their judgment of the best interests of the Fund and its shareholders. Security Capital may also take into account payments made by brokers effecting transactions for the Fund to other persons on behalf of the Fund for services provided to it for which it would be obligated to pay (such as custodial and professional fees). In addition, consistent with the Conduct Rules of the NASD, and subject to seeking best price and execution, Security Capital may consider sales of shares of the Fund as a fact in the selection of brokers and dealers to enter into portfolio transactions with the Fund.

Certain other clients of Security Capital may have investment objectives and policies similar to those of the Fund. Security Capital may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being sold, there may be an adverse effect on the price of such securities. It is the policy of Security Capital to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable to Security Capital to the accounts involved, including the Fund. When two or more of the clients of Security Capital (including the Fund) are purchasing or selling the same security on a given day through the same broker-dealer, such transactions may be averaged as to price.

Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The rule sets forth requirements relating to, among other things, the terms of an issue purchased by the Fund, the amount which may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees of the Fund, including a majority of the members thereof who are not interested persons of the Fund.

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Substantially all of the Fund’s trades are effected on a principal basis. The following table sets forth the aggregate amount of brokerage commissions paid by the Fund for the last three fiscal years:

Fiscal Year Ended	Brokerage Commissions Paid
Fiscal year ended December 31, 2010	$234,934
Fiscal year ended December 31, 2011	$180,908
Fiscal year ended December 31, 2012	$131,865

During the fiscal year ended December 31, 2012, the Fund did not pay commissions to brokers in return for research services.

The Fund has acquired during the fiscal year ended December 31, 2012 the securities of its regular brokers or dealers as defined in Rule 10b-1 under the 1940 Act or of the parents of the brokers or dealers. The following table sets forth those brokers or dealers and states the value of the Fund’s aggregate holdings of the securities of each issuer as of close of the fiscal year ended December 2012:

Fund	Broker/Dealer	Issuer	Aggregate Fund Holdings of Broker/Dealer or Parent (as of December 31,2012)
Nuveen Real Estate Income Fund	State Street Bank & Trust Co.	State Street Bank Repurchase Agreement	$15,936,096

NET ASSET VALUE

The Fund’s net asset value per share is determined as of the close of regular session trading (normally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange is open for business. Net asset value is calculated by taking the fair value of the Fund’s total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The prices of municipal bonds are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available (which is usually the case for municipal bonds), the pricing service establishes a fair market value based on prices of comparable municipal bonds. All valuations are subject to review by the Fund’s Board of Trustees or its delegate, NFALLC.

DISTRIBUTIONS

The Fund pays quarterly distributions stated in terms of a fixed cents per Common Share dividend rate that will be composed of, in addition to payments received from portfolio companies (REITs), supplemental amounts generally representing realized capital gains or, possibly, returns of capital representing unrealized capital gains. Quarterly distributions, including such supplemental amounts, are sometimes referred to as “managed distributions.” The Fund will seek to establish a distribution rate that roughly corresponds to NFALLC’s projections of the total return that could reasonably be expected to be generated by the Fund over an extended period of time, although the distribution rate will not be solely dependent on the amount of income earned or capital gains realized by the Fund. NFALLC, in making such projections, may consider long-term historical returns and a variety of other factors. Distributions can only be made after paying any interest and required principal payments on Borrowings, if any, and any accrued dividends to preferred shareholders, if any. The

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distribution policy recognizes that many investors are willing to accept the potentially higher asset volatility of the Fund’s equity investments compared to fixed-income investment, but that prefer a consistent level of cash distributions be available each month for reinvestment or for other purposes of their choosing.

If, for any quarterly distribution, net investment income and net realized capital gains were less than the amount of the distribution, the difference would be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action. The Fund’s final distribution for each calendar year would include any remaining net investment income and net realized capital gains undistributed during the year. The Fund’s actual financial performance will likely vary significantly from month-to-month and from year-to-year, and there may be extended periods of up to several years, when the distribution rate will exceed the Fund’s actual total returns. The Fund’s projected or actual distribution rate is not a prediction of what the Fund’s actual total returns will be over any specific future period.

As portfolio and market conditions change, the rate of distributions on the Common Shares and the Fund’s distribution policy could change. To the extent that the total return of the Fund’s overall strategy exceeds the distribution rate for an extended period, the Fund may be in a position to increase the distribution rate or distribute supplemental amounts to shareholders. Conversely, if the total return of the Fund’s overall strategy is less than the distribution rate for an extended period of time, the Fund will effectively be drawing upon its net asset value to meet payments prescribed by its distribution policy. Similarly, for tax purposes such distributions by the Fund may consist in part of a return of capital to Common Shareholders. The exact tax characteristics of the Fund’s distributions will not be known until after the Fund’s fiscal year-end. Common Shareholders should not confuse a return of capital distribution with “dividend yield” or “total return.”

At the same time that it pays a quarterly distribution, the Fund will post on its website (www.nuveen.com/etf), and make available in written form to holders of its Common Shares a notice of the estimated sources and tax characteristics of the Fund’s distributions (i.e., what percentage of the distributions is estimated to constitute ordinary income, short-term capital gains, long-term capital gains, and/or a non-taxable return of capital) on a year-to-date basis, in compliance with a federal securities law requirement that any fund paying a distribution from sources other than net investment income disclose to shareholders the respective portion attributable to such other sources. These estimates may be based on certain assumptions about the Fund’s expected investment returns and the realization of net gains, if any, over the remaining course of the year. These estimates may, and likely will, vary over time based on the activities of the Fund and changes in the value of portfolio investments. The Fund expects that it will provide this type of information primarily on a tax basis, instead of on a generally accepted accounting principles (GAAP) basis, because experience has shown that fund shareholders are most concerned about the tax character of their distributions, and because the Fund expects that the distributions’ tax characteristics will fairly reflect the economic basis of the funds’ distributions and returns. The final determination of the source and tax characteristics of all distributions will be made after December 31 in each year, and reported to Common Shareholders on Form 1099-DIV early the following year.

As explained more fully below in “Tax Matters,” at least annually, the Fund intends to distribute to Common Shareholders any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) through its managed distributions after making interest and required principal payments on Borrowings or paying any accrued dividends or making any redemption or liquidation payments to preferred shareholders or, alternatively, to retain all or a portion of the year’s net capital gain and pay federal income tax on the retained gain. Each Common Shareholder of record as of the end of the Fund’s taxable year will include in income for federal income tax purposes, as long-term capital gain, his or her share of any retained gain, will be deemed to have paid his or her proportionate share of tax paid by the Fund on such retained gain, and will be entitled to an income tax credit or refund for that share of the tax. The Fund will treat any retained capital gain amount as a substitute for equivalent cash distributions. In addition, the Fund may make total distributions during a given calendar year in an amount that exceeds the Fund’s net investment income and net realized long-term capital gains for that calendar year, in which case the excess would normally be treated by shareholders as return

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of capital for tax purposes. Distributions treated as return of capital will reduce a shareholder’s basis in his or her Common Shares, which will generally result in an increase in the amount of gain (or decrease in the amount of loss) that the shareholder will recognize on his or her sale or other disposition of such Common Shares.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its monthly distributions at any time.

DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (“Plan”), you may elect to have all dividends, including any capital gain dividends, on your Common Shares automatically reinvested by the Plan Agent (defined below) in additional Common Shares under the Plan. You may elect to participate in the Plan by contacting Nuveen Investor Services at (800) 257-8787. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you or your brokerage firm by State Street Bank and Trust Company as dividend paying agent (“Plan Agent”).

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the Common Shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares the then current market price;

(2) If Common Shares are trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE MKT or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments; or

(3) If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions and a $2.50 service fee.

The Plan Agent maintains all shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Upon a repurchase of your shares, the Fund (or its administrative agent) may be generally required to report to the Internal Revenue Service (“IRS”) and furnish to you cost basis and holding period information for Fund shares that you purchased on or after January 1, 2012 (“covered shares”).

For shares of the Fund held in the Plan, you are permitted to elect from among several permitted cost basis methods. In the absence of an election, the Plan will use first-in first-out (“FIFO”) methodology for tracking and reporting your cost basis on covered shares as its default cost basis method. The cost basis method you use may

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not be changed with respect to a repurchase of shares after the settlement date of the repurchase. You should consult with your tax advisors to determine the best permitted cost basis method for your tax situation and to obtain more information about how the new cost basis reporting rules apply to you.

Common Shares in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing to State Street Bank and Trust Company, Attn: ComputerShare Nuveen Investments, P.O. Box 43071, Providence, Rhode Island 02940-3071 or by calling (800) 257-8787.

PLAN OF DISTRIBUTION

The Fund may sell the Common Shares offered under the Prospectus and this SAI through

•	at-the-market transactions;

•	underwriting syndicates; and

•	privately negotiated transactions.

The Fund will bear the expenses of the offering, including but not limited to, the expenses of preparing of the Prospectus and this SAI for the offering and the expense of counsel and auditors of in connection with the offering.

Distribution Through At-The-Market Transactions

The Fund has entered into a distribution agreement with Nuveen Securities (“Distribution Agreement”), a form of which has been filed as an exhibit to the Registration Statement of which this SAI is a part. The summary of the Distribution Agreement contained herein is qualified by reference to the Distribution Agreement. Subject to the terms and conditions of the Distribution Agreement, the Fund may from time to time issue and sell its Common Shares through Nuveen Securities to certain broker-dealers which have entered into selected dealer agreements with Nuveen Securities. Currently, Nuveen Securities has entered into a selected dealer agreement with BB&T Capital Markets, a division of BB&T Securities, LLC (“BB&T Capital Markets”), pursuant to which BB&T Capital Markets will be acting as Nuveen Securities’ sub-placement agent with respect to at-the-market offerings of Common Shares. A form of the selected dealer agreement has been filed as an exhibit to the Registration Statement of which this SAI is a part. The summary of the selected dealer agreement contained herein is qualified by reference to the selected dealer agreement.

Common Shares will only be sold on such days as shall be agreed to by the Fund and Nuveen Securities. Common Shares will be sold at market prices, which shall be determined with reference to trades on the NYSE

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MKT, subject to a minimum price to be established each day by the Fund. The minimum price on any day will not be less than the current net asset value per Common Share plus the per share amount of the commission to be paid to Nuveen Securities. The Fund and Nuveen Securities will suspend the sale of Common Shares if the per share price of the shares is less than the minimum price.

The Fund will compensate Nuveen Securities with respect to sales of the Common Shares at a commission rate of up to 1.0% of the gross proceeds of the sale of Common Shares. Nuveen Securities will compensate broker-dealers participating in the offering at a rate of up to 0.8% of the gross proceeds of the sale of Common Shares sold by that broker-dealer. Settlements of sales of Common Shares will occur on the third business day following the date on which any such sales are made.

In connection with the sale of the Common Shares on behalf of the Fund, Nuveen Securities may be deemed to be an underwriter within the meaning of the 1933 Act, and the compensation of Nuveen Securities may be deemed to be underwriting commissions or discounts. Unless otherwise indicated in a further prospectus supplement, Nuveen Securities will act as underwriter on a reasonable efforts basis.

The offering of Common Shares pursuant to the Distribution Agreement will terminate upon the earlier of (i) the sale of all Common Shares subject thereto or (ii) termination of the Distribution Agreement. The Fund and Nuveen Securities each have the right to terminate the Distribution Agreement in its discretion at any time.

The Fund currently intends to distribute the shares offered pursuant to the Prospectus primarily through at-the-market transactions, although from time to time it may also distribute shares through an underwriting syndicate or a privately negotiated transaction. To the extent shares are distributed other than through at-the-market transactions, the Fund will file a supplement to the Prospectus and this SAI describing such transactions.

The Fund’s closing price on the NYSE MKT on July 16, 2013 was $12.24.

Distribution Through Underwriting Syndicates

The Fund from time to time may issue additional Common Shares through a syndicated secondary offering. In order to limit the impact on the market price of the Fund’s Common Shares, underwriters will market and price the offering on an expedited basis (e.g., overnight or similarly abbreviated offering period). The Fund will launch a syndicated offering on a day, and upon terms, mutually agreed upon between the Fund, Nuveen Securities, one of the Fund’s underwriters, and the underwriting syndicate.

The Fund will offer its shares at a price equal to a specified discount of up to 5% from the closing market price of the Fund’s Common Shares on the day prior to the offering date. The applicable discount will be negotiated by the Fund and Nuveen Securities in consultation with the underwriting syndicate on a transaction-by-transaction basis. The Fund will compensate the underwriting syndicate out of the proceeds of the offering based upon a sales load of up to 4% of the gross proceeds of the sale of Common Shares. The minimum net proceeds per share to the Fund will not be less than the greater of (i) the Fund’s latest net asset value per Common Share or (ii) 91% of the closing market price of the Fund’s Common Shares on the day prior to the offering date.

Distribution Through Privately Negotiated Transactions

The Fund, through Nuveen Securities, from time to time may sell directly to, and solicit offers from, institutional and other sophisticated investors, who may be deemed to be underwriters as defined in the 1933 Act for any resale of Common Shares.

The terms of such privately negotiated transactions will be subject to the discretion of the management of the Fund. In determining whether to sell Common Shares through a privately negotiated transaction, the Fund

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will consider relevant factors, including, but not limited to, the attractiveness of obtaining additional funds through the sale of Common Shares, the purchase price to apply to any such sale of Common Shares and the person seeking to purchase the Common Shares.

Common Shares issued by the Fund through privately negotiated transactions will be issued at a price equal to the greater of (i) the net asset value per Common Share of the Fund’s Common Shares or (ii) at a discount ranging from 0% to 5% of the average daily closing market price of the Fund’s Common Shares at the close of business on the two business days preceding the date upon which Common Shares are sold pursuant to the privately negotiated transaction. The applicable discount will be determined by the Fund on a transaction-by-transaction basis.

The principal business address of Nuveen Securities is 333 West Wacker Drive, Chicago, Illinois 60606.

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DESCRIPTION OF SHARES

Common Shares

The Declaration of Trust (the “Declaration”) authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and subject to the rights of preferred shares, if issued, and Borrowings, if incurred, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in “Certain Provisions in the Declaration of Trust,” non-assessable, and will have no pre-emptive or conversion rights or rights to cumulative voting. Each whole Common Share has one vote with respect to matters upon which a shareholder vote is required, and each fractional share shall be entitled to a proportional fractional vote consistent with the requirements of the 1940 Act and the rules promulgated thereunder, and will vote together as a single class. Whenever the Fund incurs Borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such Borrowings has been paid and all accrued dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any Borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.

The Common Shares are listed on the NYSE MKT and trade under the symbol “JRS.” The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing. The Fund will not issue share certificates.

Unlike open-end funds, closed-end funds like the Fund do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than net asset value. Shares of closed-end investment companies like the Fund that invest predominately in real estate securities have during some periods traded at prices higher than net asset value and have during other periods traded at prices lower than net asset value.

Because the market value of the Common Shares may be influenced by such factors as distribution levels (which are in turn affected by expenses), call protection, dividend stability, portfolio credit quality, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than net asset value in the future. The Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See “Repurchase of Fund Shares; Conversion to Open-End Fund.”

Borrowings

The Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund’s assets. The Fund has entered into a $140,000,000 (maximum commitment amount) prime brokerage facility with BNP Paribas Prime Brokerage, Inc. (“BNP”). On May 25, 2012, the Fund amended its prime brokerage facility with BNP and increased its maximum commitment amount from $111,000,000 to $140,000,000. As of December 31, 2012, the Fund’s outstanding balance on this Borrowing was $123,000,000. During the fiscal year ended December 31, 2012, the average daily balance outstanding and the average annual interest rate on this Borrowing were $118,245,902 and 1.28%, respectively. The Fund borrows money at rates generally available to institutional investors. In connection with such Borrowings, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of any such Borrowings over the stated interest rate.

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Limitations. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an asset coverage of at least 300%. With respect to any Borrowings, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more rating agencies which may issue ratings for commercial paper or notes issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

Voting Rights. The 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund’s eligibility for treatment as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its relatively illiquid portfolio, will attempt to repay or restructure the Borrowings to preserve that eligibility. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

The Fund may also borrow money for repurchase of its shares or as a temporary measure for extraordinary or emergency situations. See “Investment Restrictions.”

Preferred Shares

The Declaration authorizes the issuance of an unlimited number of preferred shares in one or more classes or series, with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. The Fund has issued preferred shares in the past, but as of the date of this Prospectus no preferred shares are outstanding. The Fund may again in the future issue certain types of preferred securities to increase the Fund’s leverage.

Limited Issuance of Preferred Shares. Under the 1940 Act, the Fund could issue preferred shares with an aggregate liquidation value of up to one-half of the value of the Fund’s total net assets, including any liabilities associated with Borrowings, measured immediately after issuance of the preferred shares. “Liquidation value” means the original purchase price of the shares being liquidated plus any accrued and unpaid dividends. In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless the liquidation value of the preferred shares is less than one-half of the value of the Fund’s total net assets (determined after deducting the amount of such dividend or distribution) immediately after the distribution.

Distribution Preference. If issued in the future, preferred shares would have complete priority over the Common Shares as to distribution of assets.

Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares, if issued in the future, would be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to Common Shareholders.

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Voting Rights. Preferred shares are required to be voting shares and to have equal voting rights with Common Shares. Except as otherwise indicated in this Prospectus or the SAI and except as otherwise required by applicable law, holders of preferred shares, if issued in the future, would vote together with Common Shareholders as a single class.

Holders of preferred shares, if issued in the future, voting as a separate class, would be entitled to elect two of the Fund’s trustees (following the establishment of the Fund by an initial trustee, the Declaration provides for a total of no less than two and no more than 12 trustees). The remaining trustees would be elected by Common Shareholders and holders of preferred shares, if issued in the future, voting together as a single class. In the unlikely event that two full years of accrued dividends are unpaid on the preferred shares, if issued in the future, the holders of all outstanding preferred shares, if issued in the future, voting as a separate class, would be entitled to elect a majority of the Fund’s trustees until all dividends in arrears have been paid or declared and set apart for payment. In order for the Fund to take certain actions or enter into certain transactions, a separate class vote of holders of preferred shares, if issued in the future, would be required, in addition to the single class vote of the holders of preferred shares, if issued in the future, and Common Shares. See “Certain Provisions in the Declaration of Trust.”

Redemption, Purchase and Sale of Preferred Shares. The terms of the preferred shares, if issued in the future, would provide that they may be redeemed by the issuer at certain times, in whole or in part, at the original purchase price per share plus accumulated dividends. Any redemption or purchase of preferred shares, if issued in the future, by the Fund will reduce the leverage applicable to Common Shares, while any issuance of shares by the Fund would increase such leverage.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. Specifically, the Declaration requires a vote by holders of at least two-thirds of the Common Shares and preferred shares, voting together as a single class, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund, or a series or class of the Fund, with any corporation, association, trust or other organization or a reorganization or recapitalization of the Fund, or a series or class of the Fund, (3) a sale, lease or transfer of all or substantially all of the Fund’s assets (other than in the regular course of the Fund’s investment activities), (4) in certain circumstances, a termination of the Fund, or a series or class of the Fund, or (5) a removal of trustees by shareholders, and then only for cause, unless, with respect to (1) through (4), such transaction has already been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the Fund’s By-Laws (the “By-Laws”) in which case the affirmative vote of the holders of at least a majority of the Fund’s Common Shares and preferred shares outstanding at the time, voting together as a single class, is required, provided, however, that where only a particular class or series is affected (or, in the case of removing a trustee, when the trustee has been elected by only one class), only the required vote by the applicable class or series will be required. Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to

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liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and preferred shares outstanding at the time, voting together as a single class. In the case of the conversion of the Fund to an open-end investment company, or in the case of any of the foregoing transactions constituting a plan of reorganization which adversely affects the holders of preferred shares, the action in question will also require the affirmative vote of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, or, if such action has been authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or the By-Laws, the affirmative vote of the holders of at least a majority of the preferred shares outstanding at the time, voting as a separate class. The votes required to approve the conversion of the Fund from a closed-end to an open-end investment company or to approve transactions constituting a plan of reorganization which adversely affects the holders of preferred shares are higher than those required by the 1940 Act. The Board of Trustees is divided into three classes, such a staggered board could delay for up to two years the replacement of a majority of the Board of Trustees. The Board of Trustees believes that the provisions of the Declaration relating to such higher votes are in the best interest of the Fund and its shareholders.

The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund’s investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

Reference should be made to the Declaration on file with the SEC for the full text of these provisions.

The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable for errors of judgment or mistakes of fact or law. Nothing in the Declaration, however, protects a trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), net asset value, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than net asset value, the Fund’s Board of Trustees has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from net asset value in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at net asset value, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the Board of Trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce market discount.

Notwithstanding the foregoing, at any time when the Fund’s preferred shares are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accrued preferred share dividends have been paid and (2) at the time of such purchase, redemption or acquisition, the net asset value of

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the Fund’s portfolio (determined after deducting the acquisition price of the Common Shares) is at least 200% of the liquidation value of the outstanding preferred shares (expected to equal the original purchase price per share plus any accrued and unpaid dividends thereon). The staff of the SEC currently requires that any tender offer made by a closed-end investment company for its shares must be at a price equal to the net asset value of such shares at the close of business on the last day of the tender offer. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or borrowing that might be approved by the Board of Trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from net asset value will be made by the Board of the Fund at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE MKT, or (b) impair the Fund’s eligibility for treatment as a regulated investment company under the Code or impair the Fund’s status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE MKT, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States, or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board of Trustees of the Fund may in the future modify these conditions in light of experience.

Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund’s Common Shares and preferred shares outstanding at the time, voting together as a single class, and of the holders of at least two-thirds of the Fund’s preferred shares outstanding at the time, voting as a separate class, provided, however, that such separate class vote shall be a majority vote if the action in question has previously been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of trustees fixed in accordance with the Declaration or By-Laws. See the Prospectus under “Certain Provisions in the Declaration of Trust” for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, it would be required to redeem all preferred shares then outstanding, and the Fund’s Common Shares would no longer be listed on the NYSE MKT. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The Board of Trustees of the Fund may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

The repurchase by the Fund of its shares at prices below net asset value would result in an increase in the net asset value of those shares that remain outstanding. However, there can be no assurance that share repurchases or

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tenders at or below net asset value would result in the Fund’s shares trading at a price equal to their net asset value. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers at net asset value from time to time, or that the Fund may be converted to an open-end company, may reduce any spread between market price and net asset value that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares would decrease the Fund’s total assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when preferred shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

Before deciding whether to take any action if the Fund’s Common Shares trade below net asset value, the Board of the Fund will consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board of Trustees may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX MATTERS

The following is intended to be a general summary of certain U.S. federal income tax consequences of investing, holding and disposing of Common Shares of the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. INVESTORS ARE THEREFORE ADVISED TO CONSULT WITH THEIR TAX ADVISORS BEFORE MAKING AN INVESTMENT IN THE FUND.

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. Unless otherwise noted, this discussion assumes you are a U.S. shareholder and that you hold your shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Code. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in qualified publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of a single issuer, in the securities (other than securities of other regulated investment companies) of two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses, or in the securities of one or more qualified publicly traded partnerships; and (c) distribute for each taxable year an amount at least equal to the sum of 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and 90% of its net tax exempt interest income.

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The Fund might not distribute all of its net investment income, and the Fund is not required to distribute any portion of its net capital gain. If the Fund qualifies for treatment as a regulated investment company but does not distribute all of its net capital gain and net investment income, it will be subject to tax at regular corporate rates on the amount retained. If the fund retains any net capital gain, it may designate the retained amount of capital gain as undistributed capital gain in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be deemed to have paid their proportionate shares of tax paid by the Fund on such undistributed amount and will be entitled to credit that amount of tax against their federal income tax liabilities, if any; and (iii) will be entitled to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and net capital gain. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Although dividends generally will be treated as distributed when paid, any dividend declared by the Fund in October, November or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

If the Fund fails to satisfy the qualifying income or diversification requirements in any taxable year, the Fund may be eligible for certain relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimus failures of the diversification requirements where the Fund corrects the failure within a specified period. In order to be eligible for the relief provisions with respect to a failure to meet the diversification requirements, the Fund may be required to dispose of certain assets. If these relief provisions are not available to the Fund and it fails to qualify for treatment as a regulated investment company for a taxable year, the Fund will be taxable at regular corporate tax rates (and, to the extent applicable, at corporate alternative minimum tax rates). In such an event, all distributions (including capital gain distributions) will be taxable as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits, subject to the dividends-received deduction for corporate shareholders and to the tax rates applicable to qualified dividend income distributed to noncorporate shareholders. In such an event, distributions in excess of the Fund’s current and accumulated earnings and profits will be treated first as a return of capital to the extent of the holder’s adjusted tax basis in the shares (reducing that basis accordingly), and any remaining distributions

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will be treated as a capital gain. To requalify for treatment as a RIC in a subsequent taxable year, the Fund would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Fund failed to qualify for tax treatment as a RIC. In addition, if the Fund were to fail to qualify as a regulated investment company for a period greater than two years, it would generally be required to pay a Fund-level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

Distributions

Dividends paid out of the Fund’s net investment income generally will be taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. The Fund may be able to report a portion of its income as “qualified dividend income,” however, which is taxable to noncorporate shareholders at rates of up to 20%.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations, provided that certain holding period and other requirements are met by both the Fund and the shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

A foreign corporation is treated as a qualified foreign corporation for this purpose if it is incorporated in a possession of the United States or it is eligible for the benefits of certain income tax treaties with the United States and meets certain additional requirements. Certain foreign corporations that are not otherwise qualified foreign corporations will be treated as qualified foreign corporations with respect to dividend paid by them if the stock with respect to which the dividends are paid is readily tradable on an established securities market in the United States. Passive foreign investment companies are not qualified foreign investment companies for this purpose. Dividends received by the Fund from REITs generally are not expected to qualify for treatment as qualified dividend income.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The ex-dividend date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

Because the Fund will invest primarily in REITs and securities of foreign companies, the Fund does not anticipate that a significant portion of the dividends it distributes will be eligible for the dividends-received deduction for corporate shareholders.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, reported as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Long-term capital gains are taxable to noncorporate taxpayers at rates

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of up to 20%. Distributions of short-term capital gain are taxable to shareholders as ordinary income. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the greater of the net asset value or fair market value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will first be treated by a shareholder as a return of capital which is applied against and reduces the shareholder’s basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

The IRS currently requires that a regulated investment company that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as ordinary income, capital gains, dividends qualifying for the dividends received deduction, qualified dividend income, interest-related dividends and short-term capital gain dividends) based upon the percentage of total dividends paid out of current or accumulated earnings and profits to each class for the tax year. Accordingly, the Fund intends each year to allocate its types of income between its Common Shares and preferred shares in proportion to the total dividends paid out of current or accumulated earnings and profits to each class with respect to such tax year. Since the Fund’s current and accumulated earnings and profits will first be used to pay dividends on the preferred shares, distributions in excess of such earnings and profits, if any, will be made disproportionately to holders of Common Shares.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends and distributions representing gains realized on sales of securities, such dividends and distributions, although also in effect returns of capital, would be taxable to the shareholder in the same manner as other dividends or distributions.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to offset capital gains in future years. For U.S. federal income tax purposes, the Fund is permitted to carry forward a net capital loss from any taxable year that began on or before December 22, 2010 to offset its capital gains, if any, for up to eight years following the year of the loss. The Fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before the Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were incurred.

Sale or Exchange of Fund Shares

Sales and repurchases generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund shares is properly treated as a sale for tax purposes, as the following discussion assumes, and to ascertain the tax treatment of any gains or losses recognized in such transactions. In general, if

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Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted tax basis in the shares. Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital loss. Any loss recognized by a shareholder upon the sale, repurchase or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gains).

Losses on sales or other dispositions of shares may be disallowed under “wash sale” rules in the event of other investments in the fund (including investments made pursuant to reinvestment of dividends and/or capital gain distributions) within a period of 61 days beginning 30 days before and ending 30 days after the sale or other disposition of shares or in the event the shareholder enters into a contract or option to repurchase shares within such period. In such a case, the disallowed portion of any loss generally would be included in the adjusted tax basis of the shares acquired in the other investments.

Nature of Fund’s Investments

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert long-term capital gain into short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) change the time at which a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. The Fund may make certain tax elections in order to mitigate the effect of these provisions.

The Code imposes constructive sale treatment for federal income tax purposes on certain hedging strategies with respect to appreciated financial positions. Under these rules, taxpayers will recognize gain, but not loss, with respect to securities if they enter into short sales or “offsetting notional principal contracts” (as defined by the Code) with respect to, or futures or forward contracts to deliver, the same or substantially identical property, or if they enter into such transactions and then acquire the same or substantially identical property.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or expense, while termination of a swap will generally result in capital gain or loss (which will be long-term capital gain or loss if the Fund has been a party to the swap for more than one year).

Original Issue Discount Securities

Investments by the Fund in zero coupon or other discount securities will result in income to the Fund equal to a portion of the excess of the face value of the securities over their issue price (the “original issue discount”) each year that the securities are held, even though the Fund may receive no cash interest payments or may receive cash interest payments that are less than income recognized for tax purposes. This income is included in determining the amount of income which the Fund must distribute to avoid the payment of federal income tax and the 4% excise tax. Because such income may not be matched by a corresponding cash payment to the Fund, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

Investments in Real Estate Investment Trusts

The Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of

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the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as the Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. The IRS in Notice 2006-97 set forth some basic principles for the application of these rules until such regulations are issued. In general, the applicable rules under the Code and expected rules under the regulations will provide that the excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code to include governmental units, tax-exempt entities and certain cooperatives) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations.

Investments in Non-U.S. Securities

The Fund’s investments in non-U.S. securities such as REICs could subject the Fund to complex provisions of the Internal Revenue Code applicable to equity interests in passive foreign investment companies (each, a “PFIC”). A PFIC is an equity interest (under Treasury regulations that may be promulgated in the future, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (i) that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of the corporation’s assets (computed based on average fair market value) either produce or are held for the production of passive income. If the Fund invests in PFICs, the Fund could be subject to U.S. federal income tax and nondeductible interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark-to-market” election may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to the distribution requirements applicable to RICs, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax at the Fund level, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the Fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its returns from these investments.

Dividends received by the Fund on foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Shareholders of the Fund generally will not be entitled to a credit or deduction with respect to any such taxes paid by the Fund.

Gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually

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collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Backup Withholding

The Fund is required to withhold (as “backup withholding”) a portion of dividends and certain other payments paid to certain holders of the Fund’s shares who do not to provide the Fund with their correct taxpayer identification number (or, in the case of individuals, their social security numbers) or to make required certifications, or who are otherwise subject to backup withholding. The withholding rate is 28%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld from payments made to a shareholder may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information and forms are timely furnished to the Internal Revenue Service.

Foreign Shareholders

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (“foreign shareholder”) generally depends on whether the income received from the Fund is “effectively connected” with a U.S. trade or business carried on by the shareholder. In addition, unless certain foreign entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Fund distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and repurchase proceeds and certain capital gain dividends payable to such entities after December 31, 2016. A foreign shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Income not Effectively Connected with a U.S. Trade or Business

If the income received from the Fund is not “effectively connected” with a U.S. trade or business carried on by the foreign shareholder, distributions of net investment income (including distributions of short-term capital gain) will generally be subject to a U.S. withholding tax of 30% (or lower treaty rate, except in the case of any excess inclusion income allocated to the shareholder (see “Investments in Real Estate Investment Trusts” above)), which tax is generally withheld from such distributions. For taxable years of the Fund beginning on or before December 31, 2013, dividends reported by the Fund as (i) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (ii) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain,” are generally exempt from this 30% withholding tax. “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the Fund’s net short-term capital gain for the taxable year over its net long-term capital loss, if any.

Distributions of net capital gain and any amounts retained by the Fund which are designated as undistributed capital gains generally will not be subject to U.S. tax at the rate of 30% (or lower treaty rate). In the case of a foreign shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the foreign shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption

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Income Effectively Connected with a U.S. Trade or Business

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a foreign shareholder, then distributions of net investment income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code. Certain certification and disclosure requirements, including delivery of a properly executed IRS Form W-8ECI, must be satisfied for income effectively connected with a U.S. trade or business to be exempt from the 30% withholding described above under “Foreign Shareholders-Income not Effectively Connected with a U.S. Trade or Business.”

The Fund may be required to apply special withholding rules to distributions to certain non-U.S. persons to the extent such distributions are attributable to gain from sales of “United States real property interests” held directly or indirectly by the Fund. Those rules, if applicable, require withholding at the rate of 35% of such a distribution payable with respect to a class of Fund shares. No such withholding will be required if the distribution is payable to a non-U.S. individual or corporation that held 5% or less of the Fund’s shares at any time during the one-year period ending on the date of the distribution if that class is publicly traded. A distribution that is subject to 35% withholding will not also be subject to the 30% withholding tax described in “Income not Effectively Connected with a U.S. Trade or Business,” above. Distributions subject to 35% withholding will be treated as income effectively connected with a trade or business within the United States, and a non-U.S. person receiving such a distribution generally will be required to file a U.S. federal income tax return for the period in which such distribution is received. Under certain circumstances, a sale of Fund shares may be treated as a disposition of “United States real property interests,” requiring non-U.S. shareholders to file U.S. federal income tax returns and pay tax on the sale. As long as the relevant class of Fund shares are regularly traded on an established securities market, no such withholding will be required unless the non-U.S. shareholder holds or held (at any time during the shorter of the five-year period preceding the date of disposition or the shareholder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the relevant class of Fund shares. Prospective non-U.S. shareholders should consult their tax advisers regarding these rules before purchasing Fund shares.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

Other Tax Considerations

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends, and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

If a shareholder recognizes a loss on a disposition of the Fund’s shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain

54

greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Common Shares should consult their own tax advisers as to the tax consequences of investing in such Common Shares, including under state, local and other tax laws.

FINANCIAL STATEMENTS

The Financial Statements and the independent registered public accounting firms reports thereon, appearing in the Fund’s annual shareholder report for the fiscal year ended December 31, 2012, are incorporated herein by reference in this SAI. The Fund’s annual shareholder report may be obtained without charge by calling (800) 257-8787.

CUSTODIAN AND TRANSFER AGENT

The custodian of the assets of the Fund is State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02110 (the “Custodian”). The Custodian performs custodial, fund accounting and portfolio accounting services. The Fund’s transfer, shareholder services and dividend paying agent is also State Street Bank and Trust Company (the “Transfer Agent”). The Transfer Agent is located at 250 Royall Street, Canton, Massachusetts 02021.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, an independent registered public accounting firm, provides auditing services to the Fund. The principal business address of Ernst & Young LLP is 155 North Wacker Drive, Chicago, Illinois 60606.

LEGAL OPINION

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Bingham McCutchen LLP, Washington, D.C.

ADDITIONAL INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC.

55

APPENDIX A

Ratings of Investments

Standard & Poor’s Corporation—A brief description of the applicable Standard & Poor’s Corporation, a division of The McGraw-Hill Companies (“Standard & Poor’s” or “S&P”), rating symbols and their meanings (as published by S&P) follows:

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

Issue credit ratings are based, in varying degrees, on the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1.

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2.

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3.

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Municipal Bonds

Aaa

Bonds that are rated ‘Aaa’ are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

Bonds mat are rated ‘Aa’ are judged to be of high quality by all standards. Together with the ‘Aaa’ group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in ‘Aaa’ securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present mat make the long-term risks appear somewhat larger than in ‘Aaa’ securities.

A

Bonds that are rated ‘A’ possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa

Bonds that are rated ‘Baa’ are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba

Bonds that are rated ‘Ba’ are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B

Bonds that are rated ‘B’ generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa

Bonds that are rated ‘Caa’ are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca

Bonds that are rated ‘Ca’ represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C

Bonds that are rated ‘C’ are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor Prospects of ever attaining any real investment standing.

#(hatchmark): Represents issues that are secured by escrowed funds held in cash, held in trust, invested and reinvested in direct, non-callable, non-prepayable United States government obligations or non-callable, non-prepayable obligations unconditionally guaranteed by the U.S. Government, Resolution Funding Corporation debt obligations.

Con. (…): Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals that begin when facilities are completed, or (d) payments to which some other limiting condition attaches. The parenthetical rating denotes probable credit stature upon completion of construction or elimination of the basis of the condition.

(P): When applied to forward delivery bonds, indicates the rating is provisional pending delivery of the bonds. The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Moody’s applies numerical modifiers 1,2 and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates mat the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Short-Term Loans

MIG 1/VMIG 1

This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3

This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4

This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

SG

This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will normally be evidenced by the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-2 securities. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Long-Term Credit Ratings

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB

Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, and D Default

The ratings of obligations in this category are based on their Prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest ‘DD’ indicates potential recoveries in the range of 50%-90%, and ‘D’ the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest Prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor Prospect for repaying all obligations.

Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

Fl

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

Speculative Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC, or to Short-term ratings other than ‘FT.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Nuveen Real Estate Income Fund

STATEMENT OF ADDITIONAL INFORMATION

            , 2013

PART C—OTHER INFORMATION

Item 25:	Financial Statements and Exhibits.

1.	Financial Statements:

(a)	Contained in Part A

Financial Highlights for the Nuveen Real Estate Income Fund (the “Fund” or the “Registrant”) for the fiscal years ended December 31, 2012, 2011, 2010, 2009, 2008, 2007, 2006, 2005, 2004, and 2003.

(b)	Contained in Part B

Financial Statements are incorporated in Part B by reference to the Fund’s December 31, 2012 Annual Report (audited) on Form N-CSR, as filed with the US Securities and Exhchange Commission (the “SEC”) via EDGAR Accession No. 0001104659-13- 018773 on March 8, 2013.

2.	Exhibits:

a.1	Registrant’s Declaration of Trust dated August 27, 2001 is incorporated herein by reference to Exhibit a. of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333- 133365), as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

a.2	Moody’s and Fitch FundPreferred Guidelines are incorporated herein by reference to Exhibit d.2 of Pre- Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-133365), as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

b.	Registrant’s By-Laws (Amended and Restated as of November 18, 2009).*

c.	Not applicable.

d.1	Form of Share Certificate (Preferred Shares) is incorporated herein by reference to Exhibit d.1 of Pre- Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-133365), as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

d.2	Form of Share Certificate (Common Shares) is incorporated herein by reference to Exhibit d. of Pre- Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-133365), as filed with the SEC via EDGAR Accession No. 0000940180-01-500398 on October 17, 2001.

e.	Nuveen Taxable Exchange-Traded Closed End Funds (Opt-In) Terms and Conditions of the Dividend Reinvestment Plan is incorporated herein by reference to Exhibit e. of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-141547 and 811- 10491), as filed with the SEC via EDGAR Accession No. 0001193125-07-231268 on October 31, 2007.

f.	Not applicable.

g.1	Investment Management Agreement between the Registrant and Nuveen Asset Management (now, Nuveen Fund Advisors, LLC) dated July 28, 2005 is incorporated herein by reference to Exhibit (g)(1) of Pre- Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-133365), as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

g.2	Expense Reimbursement Agreement between the Registrant and Nuveen Institutional Advisory Corp. (now, Nuveen Fund Advisors, LLC) dated October 3, 2001 is incorporated herein by reference to Exhibit (k)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333- 133365), as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

g.3	Investment Sub-Advisory Agreement between Nuveen Asset Management (now, Nuveen Fund Advisors, LLC) and Security Capital Research & Management Incorporated dated July 28, 2005 is incorporated herein by reference to Exhibit (g)(2) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-133365), as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

h.1	Distribution Agreement relating to At-the-Market Offerings between the Registrant and Nuveen Securities, LLC.**

h.2	Dealer Agreement relating to At-the-Market Offerings between Nuveen Securities, LLC and BB&T Capital Markets.**

h.3	Form of Underwriting Agreement (Preferred Shares) is incorporated herein by reference to Exhibit (h) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333- 133365), as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

h.4	Form of Nuveen Broker-Dealer Agreement dated January 11, 2002 (Preferred Shares) is incorporated herein by reference to Exhibit (k)(4) of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-133365), as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

i.	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees (As Amended and Restated as of January 1, 2013).*

j.1	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated as of February 25, 2005.*

j.2	Appendix A, dated March 9, 2012, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated as of February 25, 2005.*

k.1	Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company dated October 7, 2002 is incorporated herein by reference to Exhibit k.1 of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-133365), as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

k.2	Schedule A, dated May 25, 2011, to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company dated October 7, 2002.*

k.3	Amendment, dated July 1, 2011, to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company dated October 7, 2002.*

k.4	Form of Nuveen Auction Agency Agreement dated January 11, 2002 (Preferred Shares) is incorporated herein by reference to Exhibit k.3 of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-133365), as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006

k.5	Form of DTC Letter of Representations (Preferred Shares) is incorporated herein by reference to Exhibit k.5 of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-133365), as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

l.	Opinion and consent of Bingham McCutchen, LLP.**

m.	Not applicable.

n.	Consent of Ernst & Young, LLP.*

o.	Not applicable.

p.	Subscription Agreement between the Registrant and Nuveen Advisory Corp. (now, Nuveen Asset Management) dated October 29, 2001 is incorporated herein by reference to Exhibit p. of Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement on Form N-2 (File No. 333-133365), as filed with the SEC via EDGAR Accession No. 0000950137-06-006163 on May 22, 2006.

q.	Not Applicable.

r.1	Code of Ethics and Reporting Requirements of Nuveen Investments, Inc. (including affiliated entities) and the Nuveen Funds, effective as of January 1, 2013.*

r.2	Code of Ethics of Security Capital Research & Management Incorporated.**

s.	Powers of attorney.*

*	Filed herewith.
**	To be filed by amendment.

Item 26:	Marketing Arrangements.

See the Distribution Agreement and the Dealer Agreement to be filed as Exhibits h.1 and h.2, respectively, to this Registration Statement.

Item 27:	Other Expenses of Issuance and Distribution.

Printing and Engraving Fees...	$50,000
Legal Fees	65,000
Accounting Fees	5,000
Financial Industry Regulatory Authority Fees	13,536
Securities and Exchange Commission Registration Fees	11,854
Miscellaneous Fees	9,610

Total	$155,000

Item 28:	Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 29:	Number of Holders of Securities.

As of June 3, 2013:

Title of Class	Number of Record Holders
Common Shares, $0.01 par value	26,392

Item 30:	Indemnification.

Section 4 of Article XII of the Registrant’s Declaration of Trust provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)	against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which die proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b)	with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c)	in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i)	by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii)	by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a)	such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b)	a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Trust Directors and Officers and Errors and Omission policies in the aggregate amount of $50,000,000 against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters that involve willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she had reasonable cause to believe this conduct was unlawful). The policy has a $500,000 deductible, which does not apply to individual trustees or officers.

Section xx of the Form of Distribution Agreement to be filed as Exhibit h.l to this Registration Statement provides for each of the parties thereto, including the Registrant and the Underwriters, to indemnify the others, their trustees, directors, certain of their officers, trustees, directors and persons who control them against certain liabilities in connection with the offering described herein, including liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of Investment Adviser and Sub-Adviser.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Nuveen Fund Advisors, LLC (“NFALLC”), the Fund’s investment adviser, who serve as officers or Trustees of the Fund have engaged during the last two years for his or her account or in the capacity of director, trustee, officer, employee, partner or trustee appears under “Management” in the Statement of Additional Information. Such information for the remaining senior officers appears below:

Name and Position with NFALLC	Other Business, Profession, Vocation or Employment During Past Two Years
Thomas J. Schreier, Jr., Co-President	Vice Chairman, Wealth Management, of Nuveen Investments, Inc. (since 2011); Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); formerly, Chief Executive Officer and Chief Investment Officer of FAF Advisors; formerly, President of First American Funds.

Robert D. Luse, Executive Vice President	Executive Vice President of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Executive Vice President and Assistant Secretary of Nuveen Investments, Inc.; Vice President of Santa Barbara Asset Management, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.

John L. MacCarthy Executive Vice President and Secretary	Executive Vice President (since 2008) and Secretary and General Counsel (since 2006) of Nuveen Investments, Inc. and Nuveen Investments Holdings, Inc.; Executive Vice President (since 2008) and Secretary (since 2006) of Nuveen Investments Advisers Inc. and (since 2011) of Nuveen Asset Management, LLC; Vice President and Secretary of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC, Winslow Capital Management, LLC and Santa Barbara Asset Management, LLC;

Joseph T. Castro Managing Director and Chief Compliance Officer	Managing Director (since 2011), Head of Compliance (since 2013) of Nuveen Investments, Inc.

Name and Position with NFALLC	Other Business, Profession, Vocation or Employment During Past Two Years
Stuart J. Cohen, Managing Director and Assistant Secretary	Managing Director and Assistant Secretary of Nuveen Asset Management, LLC and Nuveen Securities, LLC; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Sherri A. Hlavacek, Managing Director and Controller	Managing Director and Corporate Controller of Nuveen Investments, Inc. and Nuveen Securities, LLC; Managing Director and Controller of Nuveen Investments Advisers Inc., Nuveen Investments Holdings, Inc., and of Nuveen Asset Management, LLC (since 2011); Vice President and Controller of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Winslow Capital Management, LLC, and Symphony Asset Management LLC; Certified Public Accountant.

Timothy N. Kafesjian, Senior Vice President	Senior Vice President of Nuveen Securities, LLC; Vice President of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Tradewinds Global Investors, LLC.

Lucas A. Satre, Senior Vice President and Assistant Secretary	Senior Vice President and Secretary of Nuveen Securities, LLC; Senior Vice President and Assistant Secretary of Nuveen Asset Management, LLC and Nuveen Investments, Inc.; Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC, NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC, Symphony Asset Management LLC, Tradewinds Global Investors, LLC and Winslow Capital Management, LLC.

Security Capital Research & Management Incorporated (“Security Capital”) acts as the Fund’s sub-adviser. The following is a list of the senior officers of Security Capital. The principal business address of each person is 21 S Clark Street, Chicago, Illinois 60603.

Anthony R. Manno Jr., Chief Executive officer, President and Chief Investment Officer of the Security Capital Research & Management Incorporated.

Kenneth D. Statz, Managing Director

Kevin W. Bedell, Managing Director

The three portfolio managers did not have any other business, profession, vocation or employment outside of Security Capital during the past two years.

Item 32:	Location of Accounts and Records.

NFALLC, 333 West Wacker Drive, Chicago, Illinois 60606, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant and all advisory material of the investment adviser. Security Capital Research & Management Incorporated, in its capacity as sub-adviser, may also hold certain accounts and records of the Fund.

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by Nuveen Asset Management.

Item 33:	Management Services.

Not applicable.

Item 34:	Undertakings.

1.	Registrant undertakes to suspend the offering of its shares until it amends its prospectus if: (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Registrant undertakes:

a. To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(1) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(2) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

b. That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

c. To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

d. That each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act of 1933 as part of a registration statement relating to an offering, other than prospectuses filed in reliance on Rule 430A under the Securities Act of 1933, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

e. That for the purpose of determining liability of the Registrant under the Securities Act of 1933 to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) Any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 497 under the Securities Act of 1933;

(2) The portion of any advertisement pursuant to Rule 482 under the Securities Act of 1933 relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(3) Any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

5.	Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as a part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be a part of this Registration Statement as of the time it was declared effective; and

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.	The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Chicago, and State of Illinois, on the 19th day of July, 2013.

NUVEEN REAL ESTATE INCOME FUND

/s/ Kevin J. McCarthy
Kevin J. McCarthy, Vice President and Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)	July 19, 2013

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)

William J. Schneider*	Chairman of the Board and Trustee

John P. Amboian*	Trustee

Robert P. Bremmer*	Trustee

Jack B. Evans*	Trustee
William C. Hunter*	Trustee
David J. Kundert*	Trustee
Judith M. Stockdale*	Trustee
Carole E. Stone*	Trustee
Virginia L. Stringer	Trustee

By*:	/s/ Kevin J. McCarthy
Kevin J. McCarthy, Attorney-in-Fact
July 19, 2013

*	The original powers of attorney authorizing Kevin J. McCarthy, among others, to execute this Registration Statement, and Amendments thereto, for the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed herewith.

EXHIBIT INDEX

Exhibit	Name

EX-99.B	Registrant’s By-Laws (Amended and Restated as of November 18, 2009).

EX-99.I	Nuveen Open-End and Closed-End Funds Deferred Compensation Plan for Independent Directors and Trustees (As Amended and Restated as of January 1, 2013).

EX-99.J1	Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated as of February 25, 2005.

Ex-99.J2	Appendix A, dated March 9, 2012, to the Amended and Restated Master Custodian Agreement between the Registrant and State Street Bank and Trust Company dated as of February 25, 2005.

EX-99.K2	Schedule A, dated May 25, 2011, to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company dated October 7, 2002.

EX-99.K3	Amendment, dated July 1, 2011, to the Transfer Agency and Service Agreement between the Registrant and State Street Bank and Trust Company dated October 7, 2002.

EX-99.N	Consent of Ernst & Young, LLP.

EX-99.R1	Code of Ethics and Reporting Requirements of Nuveen Investments, Inc. (including affiliated entities) and the Nuveen Funds, effective as of January 1, 2013.

Ex-99.R2	Code of Ethics of Security Capital Research & Management Incorporated.

EX-99.S	Powers of attorney.